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                      Dated as of the 2nd day of May, 1967




                  ---------------------------------------------




                            THE TORONTO-DOMINION BANK



                                     - and -



                         CANADA PERMANENT TRUST COMPANY






                  ---------------------------------------------


                                 TRUST INDENTURE


                  ---------------------------------------------


                               McCarthy & McCarthy

                Fasken, Calvin, MacKenzie, Williston & Swackhamer


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                                                           TABLE OF CONTENTS

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ARTICLE I INTERPRETATION..........................................................................................2

   SECTION 1.01...................................................................................................2
   SECTION 1.02...................................................................................................6
   SECTION 1.03...................................................................................................6
   SECTION 1.04...................................................................................................6

ARTICLE II THE DEBENTURES.........................................................................................6

   SECTION 2.01         LIMITATION OF ISSUE.......................................................................6
   SECTION 2.02         ISSUANCE IN SERIES........................................................................6
   SECTION 2.03         DIFFERENCES IN DEBENTURES OF ANY SERIES...................................................7
   SECTION 2.04         ISSUE OF DEBENTURES AS PART OF SERIES PREVIOUSLY ISSUED...................................7
   SECTION 2.05         FORM OF DEBENTURES OF 1987 SERIES.........................................................7
   SECTION 2.06         FORM OF DEBENTURES OF OTHER SERIES........................................................7
   SECTION 2.07         DEBENTURES ENGRAVED, PRINTED OR LITHOGRAPHED..............................................7
   SECTION 2.08         SIGNATURE OF DEBENTURES AND COUPONS.......................................................8
   SECTION 2.09         CERTIFICATION.............................................................................8
   SECTION 2.10         LIABILITY OF TRUSTEE......................................................................8
   SECTION 2.11         COUPONS FOR INTEREST - INTERIM DEBENTURES.................................................8
   SECTION 2.12         DATE FROM WHICH DEBENTURES BEAR INTEREST..................................................8
   SECTION 2.13         INTERIM DEBENTURES AND TRUSTEE'S CERTIFICATES.............................................9
   SECTION 2.14         ISSUE OF DEBENTURES.......................................................................9
   SECTION 2.15         DEBENTURES NEGOTIABLE UNLESS REGISTERED...................................................9
   SECTION 2.16         REGISTRATION OF FULLY REGISTERED DEBENTURES..............................................10
   SECTION 2.17         REGISTRATION OF UNREGISTERED DEBENTURES..................................................10
   SECTION 2.18         REGISTERS OPEN TO INSPECTION.............................................................11
   SECTION 2.19         TRANSFER OF REGISTERED DEBENTURES........................................................11
   SECTION 2.20         CLOSING OF REGISTERS.....................................................................11
   SECTION 2.21         CLOSING OF REGISTRIES AND TRANSFER OFFICES...............................................11
   SECTION 2.22         NOT CHARGED WITH NOTICE OF TRUST.........................................................12
   SECTION 2.23         PERSONS ENTITLED TO PAYMENT OF PRINCIPAL.................................................12
   SECTION 2.24         PAYMENT OF INTEREST ON FULLY REGISTERED DEBENTURES.......................................12
   SECTION 2.25         BEARER OF UNREGISTERED DEBENTURE OR COUPON...............................................12
   SECTION 2.26         FREE FROM ALL EQUITIES...................................................................12
   SECTION 2.27         DEBENTURES REGISTERED IN MORE THAN ONE NAME..............................................13
   SECTION 2.28         RE-ISSUE OF DEBENTURES...................................................................13
   SECTION 2.29         MUTILATION, LOSS OR DESTRUCTION OF DEBENTURES............................................13
   SECTION 2.30         EXCHANGE OF DEBENTURES...................................................................14
   SECTION 2.31         CHARGE ON EXCHANGE, REGISTRATION, TRANSFER...............................................14
   SECTION 2.32         CANCELLATION AND DESTRUCTION OF DEBENTURES AND COUPONS...................................14
   SECTION 2.33         OPTION OF HOLDER AS TO PLACE OF PAYMENT..................................................15


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ARTICLE III SUBORDINATION OF DEBENTURES..........................................................................15

   SECTION 3.01         DEBENTURES SUBORDINATED TO SENIOR INDEBTEDNESS...........................................15
   SECTION 3.02         OTHER RIGHTS OF DEBENTUREHOLDERS NOT IMPAIRED............................................15
   SECTION 3.03         FURTHER ASSURANCES OF SUBORDINATION......................................................15

ARTICLE IV ISSUANCE OF DEBENTURES................................................................................16

   SECTION 4.01         6% DEBENTURES DUE MAY 2, 1987............................................................16
   SECTION 4.02         ISSUE OF 1987 DEBENTURES.................................................................16
   SECTION 4.03         1987 DEBENTURES NOT TO BE ISSUED ON OR AFTER JULY 1, 1967................................16
   SECTION 4.04         ADDITIONAL DEBENTURES....................................................................17
   SECTION 4.05         NO ADDITIONAL DEBENTURES TO BE ISSUED DURING DEFAULT.....................................18
   SECTION 4.06         CONCERNING RESOLUTIONS, CERTIFICATES AND REPORTS.........................................18
   SECTION 4.07         CHARGES ON EXCHANGE OF 1987 DEBENTURES...................................................18

ARTICLE V REDEMPTION AND PURCHASE OF DEBENTURES..................................................................18

   SECTION 5.01         GENERAL..................................................................................18
   SECTION 5.02         RESTRICTION ON REDEMPTION AND PAYMENT OF 1987 DEBENTURES.................................18
   SECTION 5.03         REDEMPTION OF 1987 DEBENTURES............................................................19
   SECTION 5.04         PARTIAL REDEMPTION OF DEBENTURES.........................................................19
   SECTION 5.05         NOTICE OF REDEMPTION.....................................................................20
   SECTION 5.06         DEBENTURES DUE ON REDEMPTION DATES.......................................................20
   SECTION 5.07         DEPOSIT OF REDEMPTION MONEYS.............................................................21
   SECTION 5.08         FAILURE TO SURRENDER DEBENTURES CALLED FOR REDEMPTION....................................21
   SECTION 5.09         CANCELLATION AND DESTRUCTION OF DEBENTURES AND COUPONS...................................22
   SECTION 5.10         SURRENDER OF DEBENTURES FOR CANCELLATION.................................................22
   SECTION 5.11         LIQUIDATION, ENFORCEMENT PROCEEDINGS, ETC................................................22
   SECTION 5.12         PURCHASE OF DEBENTURES...................................................................22

ARTICLE VI SINKING FUND FOR DEBENTURES OF THE 1987 SERIES........................................................23

   SECTION 6.01         PROVISION OF SINKING FUND................................................................23
   SECTION 6.02         SINKING FUND CREDIT......................................................................23
   SECTION 6.03         ELECTION BY BANK TO APPLY SINKING FUND CREDIT............................................23
   SECTION 6.04         ELECTION BY BANK TO REDEEM DEBENTURES....................................................24
   SECTION 6.05         PURCHASE OR REDEMPTION BY TRUSTEE........................................................24
   SECTION 6.06         SINKING FUND REDEMPTION PRICE............................................................25
   SECTION 6.07         TRUSTEE'S EXPENSES.......................................................................25
   SECTION 6.08         CANCELLATION.............................................................................25
   SECTION 6.09         TERMINATION OF FUND......................................................................25
   SECTION 6.10         TRUSTEE'S DECISION FINAL.................................................................25

ARTICLE VII CERTAIN COVENANTS OF THE BANK........................................................................26

   SECTION 7.01         TO PAY PRINCIPAL, PREMIUM AND INTEREST...................................................26
   SECTION 7.02         TO CARRY ON BUSINESS, ETC................................................................26
   SECTION 7.03         TO PAY TRUSTEE'S REMUNERATION............................................................26
   SECTION 7.04         RESTRICTION ON OTHER INDEBTEDNESS........................................................26
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ARTICLE VIII REMEDIES IN CASE OF DEFAULT.........................................................................26

   SECTION 8.01         ACCELERATION OF MATURITY ON DEFAULT......................................................26
   SECTION 8.02         DEBENTURES NOT TO BE PAYABLE BEFORE SPECIFIED DATE.......................................28
   SECTION 8.03         PROVISION FOR REDEMPTION OR PAYMENT OF DEBENTURES
                        SUBJECT TO RESTRICTIONS UNDER SECTIONS 5.11 OR 8.02......................................28
   SECTION 8.04         WAIVER OF DEFAULT........................................................................29
   SECTION 8.05         RIGHT OF TRUSTEE TO ENFORCE PAYMENT......................................................29
   SECTION 8.06         APPLICATION OF MONEYS BY TRUSTEE.........................................................30
   SECTION 8.07         APPLICATION OF MONEYS WHERE RESTRICTIONS APPLY BY REASON OF SECTION 8.02.................30
   SECTION 8.08         BANK NOT TO EXTEND TIME FOR PAYMENT OF INTEREST..........................................31
   SECTION 8.09         TRUSTEE MAY DEFER DISTRIBUTION...........................................................31
   SECTION 8.10         NOTICE OF PAYMENT BY TRUSTEE.............................................................31
   SECTION 8.11         RECEIPT OF DEBENTUREHOLDER GOOD DISCHARGE................................................31
   SECTION 8.12         TRUSTEE MAY DEMAND PRODUCTION OF DEBENTURES..............................................32
   SECTION 8.13         REMEDIES CUMULATIVE......................................................................32
   SECTION 8.14         JUDGMENT AGAINST THE BANK................................................................32

ARTICLE IX CONSOLIDATION AND AMALGAMATION........................................................................32

   SECTION 9.01         SUCCESSOR BANK...........................................................................32
   SECTION 9.02         SUCCESSOR TO POSSESS POWERS OF THE BANK..................................................33

ARTICLE X INVESTMENT OF TRUST FUNDS..............................................................................33

   SECTION 10.01.................................................................................................33

ARTICLE XI SUITS BY DEBENTUREHOLDERS AND TRUSTEE.................................................................34

   SECTION 11.01        DEBENTUREHOLDERS MAY NOT SUE.............................................................34
   SECTION 11.02        TRUSTEE NOT REQUIRED TO POSSESS DEBENTURES...............................................34
   SECTION 11.03        TRUSTEE MAY INSTITUTE ALL PROCEEDINGS....................................................34
   SECTION 11.04        DEBENTUREHOLDERS MAY WAIVE DEFAULT.......................................................34
   SECTION 11.05        IMMUNITY OF OFFICERS, SHAREHOLDERS AND DIRECTORS.........................................35

ARTICLE XII NEW TRUSTEE..........................................................................................35

   SECTION 12.01        APPOINTMENT OF NEW TRUSTEE...............................................................35
   SECTION 12.02        TRANSFER OF POWERS TO NEW TRUSTEE........................................................35
   SECTION 12.03        AMALGAMATION ETC. OF TRUSTEE.............................................................36

ARTICLE XIII NON-PRODUCTION OF DEBENTURES........................................................................36

   SECTION 13.01.................................................................................................36

ARTICLE XIV NOTICES..............................................................................................36

   SECTION 14.01        NOTICE TO BANK...........................................................................36
   SECTION 14.02        NOTICE TO DEBENTUREHOLDERS...............................................................36
   SECTION 14.03        NOTICE TO THE TRUSTEE....................................................................37
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ARTICLE XV DEBENTUREHOLDERS' MEETINGS............................................................................37

   SECTION 15.01.................................................................................................37
   SECTION 15.02        POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION...........................................40
   SECTION 15.03        EXTRAORDINARY RESOLUTION DEFINED.........................................................42
   SECTION 15.04        DECLARATION BY CHAIRMAN OF RESULT OF VOTE................................................42
   SECTION 15.05        MINUTES..................................................................................42
   SECTION 15.06        EXTRAORDINARY RESOLUTION BY SIGNED INSTRUMENT............................................43
   SECTION 15.07        COMMITTEE FOR DEBENTUREHOLDERS...........................................................43

ARTICLE XVI ADMINISTRATION OF THE TRUSTS AND PROTECTION OF THE TRUSTEE...........................................43

   SECTION 16.01.................................................................................................43
   SECTION 16.02        DOCUMENTS, CERTIFICATES, OPINIONS........................................................46

ARTICLE XVII EVIDENCE OF RIGHTS OF DEBENTUREHOLDERS..............................................................46

   SECTION 17.01.................................................................................................46

ARTICLE XVIII SUPPLEMENTAL INDENTURES............................................................................47

   SECTION 18.01.................................................................................................47

ARTICLE XIX ACCEPTANCE OF TRUSTS BY TRUSTEE......................................................................48

   SECTION 19.01.................................................................................................48

ARTICLE XX COUNTERPARTS..........................................................................................48

   SECTION 20.01.................................................................................................48


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                  THIS INDENTURE made as of the 2nd day of May, 1967

B E T W E E N



                           THE TORONTO-DOMINION BANK, a Canadian chartered bank (hereinafter called the "Bank").

                                                             OF THE FIRST PART,

                            - and -

                          CANADA PERMANENT TRUST COMPANY, a trust company subject to the jurisdiction of the Parliament of Canada (hereinafter called the "Trustee"),

                                                             OF THE SECOND PART,



WITNESSETH THAT:

         WHEREAS the Bank is desirous of raising money for its corporate and lawful purposes and with a view to so doing is desirous of creating and issuing from time to time Debentures to be constituted in the manner hereinafter set out;

         AND WHEREAS under the provisions of the Bank Act the Bank may borrow money by the issue of bank debentures payable in Canadian currency and issued in accordance with the provisions of Section 77 of the Bank Act;

         AND WHEREAS all necessary by-laws and resolutions of the directors of the Bank have been duly enacted and passed and other proceedings taken and conditions complied with to make the creation and issue of the Debentures proposed to be issued hereunder and this indenture and the execution thereof legal and valid and binding on the Bank in accordance with the laws relating to the Bank and with all other laws and regulations in that behalf;

         AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Bank and not by the Trustee;

NOW THEREFORE THIS INDENTURE WITNESSETH AND IT IS HEREBY COVENANTED, AGREED AND DECLARED as follows:

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                                     - 2 -



                                    ARTICLE I
                                 INTERPRETATION

SECTION 1.01

                  The terms defined in this Section 1.01 (except as in this indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01, namely:

         (a) "Additional Debentures" means any Debentures in addition to the Debentures of the 1987 Series issued under the provisions of Section 4.04;

         (b) "Bank" means The Toronto-Dominion Bank and subject to the provisions of Article IX shall also include its successors and assigns;

         (c) "Bank Act" means the Bank Act, Statutes of Canada, 1966-67, Chapter 87 and any statute hereafter enacted in substitution therefor and such Act and any such statute as it may hereafter be amended from time to time;

         (d) "bank debentures" means instruments evidencing unsecured indebtedness of the Bank payable in Canadian currency and issued in accordance with the provisions of Section 77 of the Bank Act, and includes the Debentures;

         (e) "Counsel" means any barrister or solicitor or firm of barristers or solicitors retained by the Trustee or retained by the Bank and approved by the Trustee;

         (f) "Debentures" means the debentures of the Bank issued or to be issued hereunder for the time being outstanding and entitled to the benefits hereof;

         (g) "1987 Debentures" or "Debentures of the 1987 Series" means the $12,500,000 principal amount of 6% Debentures due May 2, 1987 hereinafter referred to;

         (h) "debentureholders" or "holders" means, as regards registered Debentures, the several persons for the time being entered in the register or registers hereinafter mentioned as holders of any of the Debentures and, as regards unregistered Debentures, the bearers thereof for the time being;

         (i) "directors" means the board of directors of the Bank or whenever duly empowered the executive committee, if any, of the board of directors of the Bank, for the time being, and reference without more to action by the directors or by the board of directors shall mean action by the directors as a board or by the executive committee as such;

         (j) "Indebtedness" of the Bank at any time includes all obligations which in accordance with generally accepted accounting practice would be included in determining the total liabilities of the Bank at such time and includes without limitation:
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                                     - 3 -


                  (i)      all deposit liabilities of the Bank;

                  (ii)     all liabilities of the Bank to the Bank of Canada;

                  (iii) all liabilities of the Bank under or in respect of acceptances, guarantees and letters of credit;

                  (iv) all liabilities or obligations of the Bank with respect to:

                           (A)      any funds collected by it,

                           (B) any cheque, note, money order, receipt, draft or bill of exchange issued, accepted or endorsed by the Bank,

                           (C) any obligation of the Bank to purchase or repurchase securities or loans, or any interest or participation in any thereof,

                           (D) any lease of real or personal property, purchase money security agreement or similar instrument or any other obligation, undertaking or agreement relating to real or personal property,

                           (E) any guarantee or similar obligation which may be incidental or usual in carrying on the business of the Bank or which may otherwise be permitted by law including the guarantee of indebtedness of any corporation in which the Bank has a financial interest,

                           (F)      any transaction in the nature of an
                                    extension of credit, whether in the form of a commitment, guarantee or otherwise, undertaken by the Bank for the account of a third party,

                           (G) any transaction in which the Bank acts solely in an agency capacity, and

                           (H)      bank debentures;

         (k) "Long Term Debt" means all Indebtedness for borrowed money, whether secured or unsecured, having a final maturity (or which is renewable or extendible at the option of the Bank for a period ending) more than ten years after the date of creation thereof, notwithstanding the fact that payments in respect of the principal thereof are required to be made by the Bank less than ten years after the date of the creation thereof;

                                    Notwithstanding the foregoing, the term
                  "Long Term Debt" shall not include any liability or obligation of the Bank with respect to (i) any deposit liability of the Bank or any liability of the Bank with respect to which the Bank is required to maintain cash reserves under the provisions of the Bank Act, (ii) any liability to the Bank of Canada, (iii) any acceptance, guarantee or letter of credit,
                  (iv) any cheque, note, money order, receipt, draft or bill of exchange issued,


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                                     - 4 -


                  accepted, or endorsed by the Bank, (v) any funds collected by the Bank, (vi) any agreement made by the Bank to purchase or repurchase securities or loans or any interest or participation in any thereof, (vii) any liability with respect to expenses of the Bank incurred in the course of its operations, (viii) any lease of real or personal property, purchase money security agreement or similar instrument or any other obligation, undertaking or agreement relating to real or personal property, (ix) any guarantee or similar obligation which may be incidental or usual in carrying on the business of the Bank or which may otherwise be permitted by law including the guarantee of indebtedness of any corporation in which the Bank has a financial interest, (x) any transaction in the nature of an extension of credit, whether in the form of a commitment, guarantee or otherwise, undertaken by the Bank for the account of a third party, (xi) any transaction in which the Bank acts solely in an agency capacity, or (xii) any other liability not specified in the foregoing provisions of this subsection incurred by the Bank in the course of any business which it may conduct from time to time;

         (l) "ranking on a parity with the Debentures" means with respect to Indebtedness of the Bank, Indebtedness which

                  (i) ranks equally with and not prior to the Debentures in right of payment upon the happening of any event of the kind specified in Section 3.01,

                  (ii) is also junior and subordinate in right of payment to Senior Indebtedness of the Bank to at least the same extent as the Debentures are made junior and subordinate thereto by the provisions of Sections
                           3.01 and 3.02, and

                  (iii) is specifically designated as ranking on a parity with the Debentures by express provision in the instrument creating or evidencing such Indebtedness;

         (m) "ranking junior to the Debentures" means, with respect to Indebtedness of the Bank, Indebtedness which

                  (i) ranks junior to and not equally with or prior to the Debentures (and any other obligations of the Bank ranking on a parity with the Debentures) in right of payment upon the happening of any event of the kind specified in Section 3.01,

                  (ii) is also junior and subordinate in right of payment to Senior Indebtedness of the Bank to at least the same extent as the Debentures are made junior and subordinate thereto by the provisions of Sections
                           3.01 and 3.02, and

                  (iii) is specifically designated as ranking junior to the Debentures by express provision in the instrument creating or evidencing such Indebtedness;

         (n) "Senior Indebtedness" means all Indebtedness of the Bank which does not constitute Subordinated Indebtedness;
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                                     - 5 -


         (o)      "Subordinated Indebtedness" means:

                  (i) the liability of the Bank in respect of the principal of and premium, if any, and interest on the Debentures,

                  (ii) any Indebtedness which, pursuant to the terms of the instrument evidencing or creating such Indebtedness, is expressed to be subordinate in right of payment to other Indebtedness of the Bank in the same manner and to the same extent as the Debentures, and

                  (iii) any Indebtedness which, pursuant to the terms of the instrument evidencing or creating such Indebtedness, is expressed to be junior in right of payment to the Debentures and to all other Indebtedness to which the Debentures are subordinated in right of payment;

         (p) "Trustee" means Canada Permanent Trust Company or any successor trustee under Article XII hereof;

         (q) "certified resolution" means a copy of a resolution of the directors of the Bank certified by the Secretary or an Assistant Secretary of the Bank, under its corporate seal, to have been duly passed by the directors of the Bank and to be in full force and effect on the date of such certification;

         (r) "Officers' Certificate" means a certificate of the Bank, under the corporate seal of the Bank, signed in their capacities as officers of the Bank and not in their personal capacities by the President or a Vice-President or the Chief General Manager and by the Secretary or the Chief Accountant or an Assistant Secretary or an Assistant Chief Accountant or by any of the foregoing and a director of the Bank or by any two directors of the Bank;

         (s) "financial year" means the fiscal period reported by the Bank as its financial year for purposes of the Bank Act;

         (t) "written order", "written request", "written consent" and "written notice" of or by the Bank shall mean, respectively, a written order, request, consent or notice signed in the name of the Bank by the President or a Vice-President or the Chief General Manager and by the Secretary or the Chief Accountant or an Assistant Secretary or an Assistant Chief Accountant or by any one of the foregoing and a director of the Bank or by any two directors of the Bank;

         (u) "this indenture", "this deed", "this trust indenture", "hereto", "herein", "hereof", "hereby", "hereunder", and similar expressions refer to this indenture and not to any particular Article, Section or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implement hereof;

         (v) words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations, and vice versa.
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                                     - 6 -


SECTION 1.02

                  The headings of all the Articles and Sections hereof and the Table of Contents, if any, are inserted for convenience of reference only and shall not affect the construction or interpretation of this indenture.

SECTION 1.03

                  All references herein to Articles, Sections and other subdivisions refer to the corresponding Articles, Sections and other subdivisions of this indenture.

SECTION 1.04

                  This indenture and the Debentures and the coupons, if any, appertaining thereto shall be construed in accordance with the laws of the Province of Ontario and shall be treated in all respects as Ontario contracts.

                                   ARTICLE II
                                 THE DEBENTURES

SECTION 2.01      LIMITATION OF ISSUE

                  The aggregate principal amount of Debentures which may be issued under this indenture is unlimited but Debentures may be issued hereunder only upon the terms and subject to the conditions herein provided.

SECTION 2.02      ISSUANCE IN SERIES

                  The Debentures may be issued in one or more series subject to compliance with the provisions of the Bank Act in force at the time of such issue and subject to the conditions hereinafter set forth. The Debentures of each series (except the Debentures of the 1987 Series, which shall have the attributes and be subject to the provisions set out in this trust indenture) shall bear such date or dates and mature on such date or dates, shall bear interest at such rate or rates, may be issued in such denominations, may be redeemable before maturity in such manner and subject to payment of such premium, or without premium, may be payable as to principal, interest and premium, if any, at such place or places, may be payable in Canadian or such other currencies, may provide for such sinking fund, conversion rights and share purchase rights, if any, may contain such provisions for the interchange or transfer of Debentures of different denominations and forms and may contain such other provisions, not inconsistent with the provisions of this indenture, as may be determined by resolution of the directors passed at or prior to the time of issue thereof and expressed in an indenture supplemental hereto providing for the issuance of the Debentures of such series and (to such extent as the directors may deem appropriate) in the Debentures of such series or, as the directors may determine, expressed only in the Debentures of such series. At the option of the Bank the maximum principal amount of Debentures of any series may be limited and may be expressed in the supplemental indenture providing for the issuance of the Debentures of such series and in the Debentures of such series.

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                                     - 7 -


SECTION 2.03      DIFFERENCES IN DEBENTURES OF ANY SERIES

                  The Debentures of any series may be of different denominations and forms (either coupon Debentures or fully registered Debentures or both) and may contain such variations of tenor and effect as are incidental to such differences of denomination and form including variations in the provisions for the interchange of Debentures of different denominations or forms and in the provisions for the registration or transfer of Debentures and any series of Debentures may consist of Debentures having different dates of issue, different dates of maturity, different rates of interest, different redemption prices, if any, and different sinking fund pro-visions, if any, and partly of Debentures carrying the benefit of a sinking fund and partly of Debentures with no sinking fund.

SECTION 2.04      ISSUE OF DEBENTURES AS PART OF SERIES PREVIOUSLY ISSUED

                  Subject to the foregoing provisions, any of the Debentures may be issued as part of any series of Debentures previously issued, in which case they shall bear the same designation and designating letters as have been applied to such similar prior issue and shall be numbered consecutively upwards in respect of each denomination of Debentures in like manner and following the numbers of the Debentures of such prior issue.

SECTION 2.05      FORM OF DEBENTURES OF 1987 SERIES

                  The 1987 Debentures and the coupons appertaining to coupon bearer Debentures of the 1987 Series and the certificate of the Trustee endorsed on the 1987 Debentures shall be respectively substantially in the forms set forth in the First Schedule hereto with appropriate insertions, omissions, substitutions and variations as may be required or permitted by the terms of this indenture.

SECTION 2.06      FORM OF DEBENTURES OF OTHER SERIES

                  Any further series of Debentures which may at any time be issued hereunder and the coupons, if any, appertaining thereto and the certificate of the Trustee endorsed on such Debentures may be respectively substantially in one or more of the forms of the 1987 Debentures or in such other form or forms as the directors of the Bank shall by resolution determine at the time of the first issue of any series or part of a series of such Debentures and as shall be approved by the Trustee.

SECTION 2.07      DEBENTURES ENGRAVED, PRINTED OR LITHOGRAPHED

                  The Debentures of any series may be engraved, lithographed, printed or mimeographed, or partly in one form and partly in another, as the Bank may determine, provided, however, that any mimeographed Debentures may be exchanged for engraved, lithographed or printed Debentures when available and ready for delivery, at the option of the holders thereof and without expense to such holders.

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                                     - 8 -


SECTION 2.08      SIGNATURE OF DEBENTURES AND COUPONS

                  All Debentures shall be under the seal of the Bank or a facsimile thereof (which shall be deemed to be the corporate seal of the Bank) and shall be signed (either manually or by facsimile signature) by the President, a Vice-President or the Chief General Manager and by the Secretary or the Chief Accountant or an Assistant Secretary or an Assistant Chief Accountant of the Bank holding office at the time of signing. Interest coupons attached to coupon Debentures shall have reproduced thereon the facsimile signature of the present or any future Chief Accountant or Assistant Chief Accountant of the Bank. A facsimile signature upon any of the Debentures and/or coupons shall for all purposes of this indenture be deemed to be the signature of the person whose signature it purports to be and notwithstanding that any person whose signature, either manual or in facsimile, may appear on the Debentures or coupons is not at the date of this indenture or at the date of the Debentures or at the date of the certifying and delivery thereof the President, a Vice-President, the Chief General Manager, the Secretary, the Chief Accountant, an Assistant Secretary or an Assistant Chief Accountant, as the case may be, of the Bank, such Debentures or coupons shall be valid and binding upon the Bank and entitled to the benefits of this indenture.

SECTION 2.09      CERTIFICATION

                  No Debenture shall be issued or, if issued, shall be obligatory until it has been certified by or on behalf of the Trustee substantially in one of the forms set out in the First Schedule hereto or in some other form approved by the Trustee. Such certificate on any Debenture shall be conclusive evidence that such Debenture is duly issued, is a valid obligation of the Bank and is entitled to the benefits of this indenture.

SECTION 2.10      LIABILITY OF TRUSTEE

                  The certificate of the Trustee signed on the Debentures and/or interim Debentures and/or Trustee's interim certificates hereinafter mentioned shall not be construed as a representation or warranty by the Trustee as to the validity of this indenture or of said Debentures and/or said certificates and the said Trustee shall in no respect be liable or answerable for the use made of said Debentures and/or certificates or any of them or the proceeds thereof.

SECTION 2.11      COUPONS FOR INTEREST - INTERIM DEBENTURES

                  The coupons for interest, if any, matured at the date of delivery by the Trustee of definitive coupon Debentures issued hereunder shall be detached from the same and cancelled before delivery unless the same represent unpaid interest on outstanding interim Debentures or Trustee's interim certificates which are being exchanged for the said coupon Debentures.

SECTION 2.12      DATE FROM WHICH DEBENTURES BEAR INTEREST

                  All fully registered Debentures issued hereunder, whether issued originally or in exchange for other Debentures, shall bear interest from their date or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Debentures of the same series, whichever shall be the later.


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                                     - 9 -


SECTION 2.13      INTERIM DEBENTURES AND TRUSTEE'S CERTIFICATES

                  Pending the preparation and delivery to the Trustee of definitive Debentures of any series or part of a series the Bank may execute in lieu thereof (but subject to the same provisions, conditions and limitations as are herein set forth), and the Trustee may certify, interim printed, mimeographed or typewritten Debentures, either registered or payable to bearer, with or without coupons, in such form and in such denominations and with such appropriate omissions, insertions and variations as may be approved by the Trustee and the Secretary or Chief Accountant of the Bank (whose certification or signature, either manual or in facsimile, as the case may be, on any such interim Debentures shall be conclusive evidence of such approval) entitling the holders thereof to definitive Debentures of such series or part of a series in any authorized denomination when the same are prepared and ready for delivery, without expense to the holders, but the total amount of interim Debentures of any series or part of a series so issued shall not exceed the total amount of Debentures of such series or part of a series for the time being authorized. The Bank may execute interim Debentures of any series or part of a series aggregating in principal amount not in excess of the principal amount of the Debentures of such series or part of a series authorized to be issued hereunder and may deliver the same to the Trustee and thereupon the Trustee (but subject to the same provisions, conditions and limitations as herein set forth) may issue its own interim certificates (herein referred to as "Trustee's interim certificates") in such form and in such amounts, not exceeding in the aggregate the principal amount of the interim Debentures of such series or part of a series so delivered to it, as the Bank and the Trustee may approve, entitling the holders thereof to definitive Debentures of such series or part of a series when the same are prepared and ready for delivery, without expense to-the holders. Forthwith after the issuance of any such interim Debentures or Trustee's interim certificates the Bank shall cause to be prepared the appropriate definitive Debentures for delivery to the holders of such interim Debentures or Trustee's interim certificates.

                  Any such interim Debentures or Trustee's interim certificates when duly issued shall, until exchanged for definitive Debentures, entitle the holders thereof to rank for all purposes as debentureholders and otherwise in respect of this indenture to the same extent and in the same manner as though the said exchange had actually been made. When exchanged for definitive Debentures such interim Debentures or Trustee's interim certificates shall forthwith be cancelled by the Trustee. Any interest paid upon interim Debentures without coupons or Trustee's interim certificates shall be noted thereon by the paying agent.

SECTION 2.14      ISSUE OF DEBENTURES

                  The Debentures may be issued in such amounts, to such persons, on such terms, not inconsistent with the provisions of this indenture, and at par or at a discount or at a premium as the directors of the Bank may determine. Each Debenture as soon as issued or negotiated shall, subject to the terms hereof, be equally and proportionately entitled to the benefits as if all of the Debentures had been issued and negotiated simultaneously.

SECTION 2.15      DEBENTURES NEGOTIABLE UNLESS REGISTERED

                  Debentures issued hereunder shall be negotiable and shall pass by delivery unless registered for the time being in the name of the holder as hereinafter provided.

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                                     - 10 -


SECTION 2.16      REGISTRATION OF FULLY REGISTERED DEBENTURES

                  The Bank shall keep or cause to be kept at the head office of the Bank in the City of Toronto and at such other place or places and/or by such other registrar or registrars, if any, as the Bank with the approval of the Trustee may designate a register or registers in which shall be entered the names and addresses of the holders of fully registered Debentures and particulars of the Debentures held by them respectively and of all transfers of fully registered Debentures. The Bank shall also keep or cause to be kept at the head office of the Bank in the City of Toronto and at such other place or places and/or by such transfer agent or transfer agents, if any, as the Bank with the approval of the Trustee may designate a transfer office or transfer offices where fully registered Debentures may be presented for transfer or exchange and where unregistered Debentures and Debentures registered as to principal only may be presented for exchange for fully registered Debentures. No transfer of a fully registered Debenture shall be valid unless such Debenture shall have been surrendered at one of such transfer offices with the form of transfer endorsed thereon, if any, duly executed by the registered holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Bank, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Bank and duly executed as aforesaid, and upon compliance with such reasonable requirements as the Bank and/or other transfer agent may prescribe. Upon such surrender, the Bank shall execute and the Trustee shall certify and the Bank shall deliver in the name of the transferee or transferees a new Debenture for the same aggregate principal amount as the Debenture so surrendered.

                  Transfer offices at which 1987 Debentures may be so presented for transfer or exchange will be maintained by the Bank at the head office of the Bank in the City of Toronto as aforesaid and at the principal offices of the Bank in the Cities of Montreal, Winnipeg, Edmonton and Vancouver and at such other place or places and/or by such transfer agent or transfer agents, if any, as the Bank with the approval of the Trustee may designate.

SECTION 2.17      REGISTRATION OF UNREGISTERED DEBENTURES

                  The Bank shall keep or cause to be kept at the head office of the Bank in the City of Toronto and at such other offices of the Bank and/or by such transfer agent or transfer agents, if any, as the Bank with the approval of the Trustee may designate, a transfer office or transfer offices where the holder or holders of any of the unregistered Debentures which by their terms may be registered as to principal only may submit the same for registration as to principal only, such registration to be noted on such Debenture, and the Bank shall keep or cause to be kept at the head office of the Bank in the City of Toronto and at such other place or places and/or by such other registrar or registrars, if any, as the Bank with the approval of the Trustee may designate, a register or registers in which any of such unregistered Debentures submitted for registration shall be registered as to principal only. The name and address of each holder of a Debenture so registered and particulars of the Debentures held by him shall be entered in such register. After such registration of a Debenture as to principal, no transfer thereof shall be valid unless such Debenture shall have been surrendered for transfer at one of such transfer offices with the form of transfer endorsed thereon, if any, duly executed by the registered holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Bank, or accompanied by a
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                                     - 11 -


written instrument or instruments of transfer in form satisfactory to the Bank and duly executed as aforesaid, and upon compliance with such reasonable requirements as the Bank and/or other transfer agent may prescribe, and unless such transfer shall have been duly noted on such Debenture by the Bank or other transfer agent; at the option of the Bank, in lieu of noting such transfer on such Debenture, the Bank may execute and the Trustee shall certify and the Bank shall deliver in the name of the transferee or transferees a new Debenture for the same aggregate principal amount as the Debenture so surrendered. Any Debenture registered as to principal only may be discharged from registry by being transferred to bearer on surrender at one of such transfer offices with the form of transfer endorsed thereon, if any, duly executed as aforesaid or accompanied by a written instrument or instruments in form satisfactory to the Bank and duly executed as aforesaid, after which it shall again be transferable by delivery, but may again and from time to time be registered and discharged from registry as above provided.

SECTION 2.18 REGISTERS OPEN TO INSPECTION

         The registers referred to in Sections 2.16 and 2.17 shall at all reasonable times be open for inspection by the Bank, by the Trustee and by any debentureholder.

SECTION 2.19      TRANSFER OF REGISTERED DEBENTURES

                  The registered holder of a registered Debenture, whether fully registered or registered as to principal only, may at any time and from time to time have the registration of such Debenture transferred to the register kept at any of the places at which a register is kept pursuant to the provisions of
Section 2.16 and Section 2.17, in accordance with such reasonable regulations as the Bank may prescribe.

SECTION 2.20      CLOSING OF REGISTERS

                  The registers of fully registered Debentures of any series may be closed for a period not exceeding 15 days immediately preceding any date upon which interest on such Debentures is payable.

SECTION 2.21      CLOSING OF REGISTRIES AND TRANSFER OFFICES

                  Except in the case of the register and the transfer office required to be kept at the City of Toronto, and in the case of the 1987 Debentures except for the transfer offices required to be kept at the Cities of Montreal, Winnipeg, Edmonton and Vancouver, the Bank, with the approval of the Trustee, shall have power at any time to close any transfer office or to close any register upon which the entries of the registration of any Debentures appear and in that event shall transfer the records thereof to another existing register or to a new register and thereafter such Debentures shall be deemed to be registered on such existing or new register as the case may be. In the event that the register in any place is closed and the records transferred to a register kept in another place, notice of such change shall be given, in the manner provided in Section 14.02, to the holders of the Debentures registered in the register so closed.

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                                     - 12 -


SECTION 2.22      NOT CHARGED WITH NOTICE OF TRUST

                  The Bank and/or any registrar for any of the Debentures and/or the Trustee shall not be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Debenture and may transfer the same on the direction of the registered holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

SECTION 2.23      PERSONS ENTITLED TO PAYMENT OF PRINCIPAL

                  The person in whose name any registered Debentures shall be registered shall be deemed the owner thereof for all purposes of this indenture and payment of or on account of the principal of and premium, if any, on such Debentures shall be made only to or upon the order in writing of such registered holder thereof and such payment shall be good and sufficient discharge to the Bank and to this Trustee for the amounts so paid.

SECTION 2.24      PAYMENT OF INTEREST ON FULLY REGISTERED DEBENTURES

                  In the case of fully registered Debentures, as the interest on such Debentures matures (except interest payable at maturity or on redemption which shall be paid upon presentation and surrender of such Debentures for payment) the Bank, at least 3 days prior to each date on which interest on such Debentures becomes due, shall forward or cause to be forwarded by prepaid post to the holder for the time being, or in the case of joint holders, to one of such joint holders, at his address appearing on the appropriate register hereinbefore mentioned, a warrant or cheque for such interest (less any tax required to be deducted) payable to the order of such holder or holders and negotiable at par at each of the places at which interest upon such Debentures is payable. The forwarding of such warrant or cheque, as the case may be, shall satisfy and discharge the liability for the interest upon such Debentures to the extent of the sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such warrant or cheque be not paid on presentation, provided that in the event of the non-receipt of such warrant or cheque by the registered holder, or the loss or destruction thereof, the Bank upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it shall issue to such registered holder a replacement warrant or cheque for the same amount.

SECTION 2.25      BEARER OF UNREGISTERED DEBENTURE OR COUPON

                  The Bank and the Trustee may deem and treat the bearer of any unregistered Debenture and the bearer of any coupon for interest on any coupon Debenture, whether such Debenture shall be registered as to principal or not, as the absolute owner of such Debenture and/or coupon for the purpose of receiving payment thereof, and for all other purposes whatsoever, and the Bank and the Trustee shall not be affected by any notice to the contrary.

SECTION 2.26      FREE FROM ALL EQUITIES

                  The registered holder for the time being of any registered Debenture and the bearer for the time being of any Debenture payable to bearer and the bearer of any coupon (except any coupon which shall be void by reason of the acceleration of the maturity of the

Debenture to which it was annexed) shall be entitled to the principal moneys, premium, if any, and interest evidenced by such instruments respectively, free from all equities or rights of set-off or counter-claim between the Bank and the original or any intermediate holder thereof, and all persons may act accordingly and a transferee of a registered Debenture shall, after the appropriate form of transfer is lodged with the registrar and upon compliance with all other conditions in that behalf required by this indenture or by any conditions endorsed on the Debenture or by law, be entitled to be entered on any one of the said registers as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Bank and his transferor or any previous holder thereof, save in respect of equities of which the Bank is required to take notice by statute or by order of a court of competent jurisdiction.

SECTION 2.27      DEBENTURES REGISTERED IN MORE THAN ONE NAME

                  Where registered Debentures are registered in more than one name the principal moneys, premium, if any, and interest (in the case of fully registered Debentures) from time to time payable in respect thereof may be paid by cheque or warrant payable to the order of all such holders, failing written instructions from them to the contrary, and the receipt of any one of such holders therefore shall be a valid discharge to the Bank, to any registrar and to the Trustee.

SECTION 2.28      RE-ISSUE OF DEBENTURES

                  Subject to the provisions of the Bank Act, all or any of the Debentures while the Bank remains in possession thereof and is not in default hereunder may be pledged, hypothecated or charged from time to time by the Bank as security for advances or loans to or for indebtedness or other obligations of the Bank, and, when redelivered to the Bank or its nominees on or without payment, satisfaction, release or discharge in whole or in part of any such advances, loans, indebtedness or obligations, shall (except when acquired pursuant to any provision of the Debentures or of this indenture or pursuant to a resolution of the directors of the Bank which provision or resolution requires cancellation and retirement of such Debentures so acquired) whilst the Bank remains in possession thereof be treated as unissued Debentures and accordingly may be issued or re-issued, pledged, hypothecated or charged, sold or otherwise disposed of as and when the Bank may think fit, and all such Debentures so issued or re-issued before but not after the respective dates of maturity thereof shall continue to be entitled, as upon their original issue, to the benefit of all the terms, conditions, rights, priorities and privileges hereby attached to or conferred on Debentures issued hereunder.

SECTION 2.29      MUTILATION, LOSS OR DESTRUCTION OF DEBENTURES

                  In case any of the Debentures or coupons issued hereunder shall become mutilated or be lost or destroyed, the Bank, in its discretion, may issue, and thereupon the Trustee shall certify and deliver, a new Debenture or coupon of like date and tenor upon surrender and cancellation of the mutilated Debenture or coupon, or, in the case of a lost or destroyed Debenture or coupon, in lieu of and in substitution for the same, and the substituted Debenture or coupon shall be in a form approved by the Trustee and shall be entitled to the benefits of this indenture equally with all other Debentures and/or coupons issued or to be issued hereunder. In the case of loss or destruction the applicant for a substituted Debenture or coupon shall furnish to the Bank and to the Trustee such evidence of such loss or destruction as shall be satisfactory to the Bank and to the Trustee in their discretion and shall also furnish indemnity satisfactory to them in their discretion. The applicant for a new or substituted Debenture or coupon shall pay all expenses incidental to the issuance of such substituted Debenture or coupon.

SECTION 2.30      EXCHANGE OF DEBENTURES

                  Coupon Debentures may be exchanged for fully registered Debentures and vice versa and Debentures of any denomination may be exchanged for Debentures of any other authorized denomination or denominations, any such exchange to be for an equivalent principal amount of Debentures of the same series carrying the same rate of interest and having the same maturity date, and the same redemption and sinking fund provisions, if any, provided that the Bank or the Trustee shall not be required to make exchanges of any Debentures during the 7 business days next preceding the selection of Debentures on a partial redemption or to make exchanges of any Debentures which have been selected or called for redemption unless upon due presentation thereof for redemption such Debenture shall not be redeemed. All exchanges for Debentures shall be made only at the head office of the Bank in the City of Toronto or at such other office or offices of the Bank or at the office of such other transfer agent or transfer agents as may from time to time be designated by the Bank for such purpose. Any Debentures tendered for exchange shall be surrendered to the Bank together with all unmatured coupons if any, appertaining thereto and shall be cancelled.

SECTION 2.31      CHARGE ON EXCHANGE, REGISTRATION, TRANSFER

                  Except as herein otherwise provided, in every case of exchange of Debentures of any denomination or form for other Debentures and for any registration of Debentures as to principal and for any discharge from such registration and for any transfer of Debentures (other than an exchange of interim Debentures for definitive Debentures or the initial registration of definitive Debentures issued in exchange for bearer interim Debentures) the Bank or other registrar may make a sufficient charge to reimburse it for any stamp tax or governmental charge required to be paid, and in addition a reasonable charge for its services and for every Debenture issued upon such exchange, registration or transfer, and payment of the said charges shall be made by the party requesting such registration, exchange or transfer as a condition precedent thereto.

SECTION 2.32      CANCELLATION AND DESTRUCTION OF DEBENTURES AND COUPONS

                  All Debentures surrendered for the purpose of payment, redemption, exchange or transfer, or credited against or purchased out of sinking fund moneys, shall be cancelled and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this indenture. If the Bank shall acquire any of the Debentures other than out of sinking fund moneys, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are cancelled. The Bank shall give the Trustee notice of all payments of portions of Debentures and shall deliver all cancelled Debentures forthwith upon cancellation to the Trustee. Upon written request of the Bank, the Trustee shall return to the Bank any cancelled Debentures with the certification of the Trustee thereon cancelled or shall otherwise dispose of such cancelled Debentures as the Bank may direct.

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                                     - 15 -


SECTION 2.33      OPTION OF HOLDER AS TO PLACE OF PAYMENT

                  Except as otherwise herein provided all sums which may at any time become payable, whether at maturity or on a declaration or on redemption or otherwise, on account of any Debenture or coupon or any interest or premium thereon, shall be payable at the option of the holder at any of the places at which the principal and interest of such Debenture or coupon are payable.

                                   ARTICLE III
                           SUBORDINATION OF DEBENTURES

SECTION 3.01       DEBENTURES SUBORDINATED TO SENIOR INDEBTEDNESS

                  The Bank covenants and agrees and each holder of any Debenture or coupon, by his acceptance thereof, likewise covenants and agrees and shall be deemed conclusively to have covenanted and agreed, for the benefit of present and future holders of deposit liabilities and of other Senior Indebtedness, anything in this indenture to the contrary notwithstanding, that in the event of the insolvency or winding-up of the Bank the indebtedness evidenced by the Debentures is subordinate in right of payment to the prior payment in full of the deposit liabilities of the Bank and of all other Senior Indebtedness, whether now outstanding or hereafter incurred, in accordance with the terms of such deposit liabilities and other Senior Indebtedness, and each holder of any Debenture or coupon by his acceptance thereof agrees to and shall be bound by the provisions of this Article III.

SECTION 3.02      OTHER RIGHTS OF DEBENTUREHOLDERS NOT IMPAIRED

                  Nothing contained in this Article III or elsewhere in this indenture, or in the Debentures, is intended to or shall impair, as between the Bank, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Bank, which is absolute and unconditional, to pay to the holders of the Debentures the principal of, premium, if any, and interest on the Debentures, as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the holders of the Debentures or coupons and creditors of the Bank other than the holders of the Senior Indebtedness, nor shall anything herein or in the Debentures or coupons prevent the Trustee or the holder of any Debenture or coupon from exercising all remedies otherwise permitted by this indenture or, except as expressly limited hereby or by the Debentures, by applicable law upon default under this indenture or the Debentures, subject to the rights, if any, under this Article III of the holders of Senior Indebtedness in respect of cash, property or securities of the Bank received upon the exercise of any remedy.

SECTION 3.03      FURTHER ASSURANCES OF SUBORDINATION

                  Each holder of Debentures or coupons by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate further to assure the subordination as provided in this
Article III and appoints the Trustee his agent for any and all such purposes.


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                                     - 16 -


                                   ARTICLE IV
                             ISSUANCE OF DEBENTURES

SECTION 4.01      6% DEBENTURES DUE MAY 2, 1987

                  Exclusive of Debentures issued upon any transfer of or in exchange or substitution for or by way of replacement of any Debentures previously issued, the initial series of Debentures to be issued hereunder shall consist of, and be limited to, Debentures in an aggregate principal amount not in excess of $12,500,000, shall he designated as "6% Debentures due May 2, 1987" (herein referred to as the 1987 Debentures" or "Debentures of the 1987 Series"), shall be dated as of May 2, 1967, shall mature on May 2, 1987, and shall bear interest at the rate of 6% per annum from May 2, 1967, payable after as well as before maturity and after as well as before default, with interest on overdue interest and premium, if any, at the same rate, half-yearly on the second days of November and May in each year.

                  The principal of the 1987 Debentures and interest thereon and premium, if any, shall be payable in lawful money of Canada at any branch in Canada of The Toronto-Dominion Bank at the option of the respective holders thereof.

                  The 1987 Debentures shall be issued as coupon bearer Debentures in the denomination of $1,000 and/or as fully registered Debentures in denominations of $1,000 and such multiples of $1,000 as the President, a Vice-President or the Chief General Manager of the Bank may from time to time determine or approve, the signature either manually or by facsimile of such President, Vice-President or Chief General Manager on any such fully registered Debenture to be conclusive evidence of such approval.

                  The 1987 Debentures shall be redeemable before maturity at the prices and in accordance with the provisions and subject to the restrictions set forth in Article V and shall be entitled to the benefits of and shall be subject to redemption out of the sinking fund provided for by Article VI.

SECTION 4.02      ISSUE OF 1987 DEBENTURES

                  1987 Debentures aggregating in principal amount the sum of $12,500,000 in lawful money of Canada shall forthwith be executed by the Bank and delivered to the Trustee and shall be certified by the Trustee and delivered to or upon the written order of the Bank at any time or from time to time prior to but not on or after the 1st day of July, 1967 without any further act or formality on the part of the Bank.

                  The Trustee shall have no duty or responsibility with respect to the use or application of any of the 1987 Debentures so certified and delivered or the proceeds thereof.

SECTION 4.03      1987 DEBENTURES NOT TO BE ISSUED ON OR AFTER JULY 1, 1967

                  Other than any Debenture issued upon any transfer of or in exchange for or in replacement of a 1987 Debenture that is not then being redeemed or paid, no 1987 Debentures shall be certified by the Trustee or issued or sold by the Bank on or after the 1st day of July, 1967. The $12,500,000 aggregate principal amount of 1987 Debentures authorized to be issued pursuant to Section 4.01 shall be reduced by the aggregate principal amount, if any, of any portion of the said $12,500,000 principal amount which has not been certified by the Trustee, delivered to or to the order of the Bank and sold by the Bank prior to the 1st day of July, 1967.

SECTION 4.04      ADDITIONAL DEBENTURES

                  After the $12,500,000 principal amount of 1987 Debentures, or such lesser amount thereof as shall have been authorized, issued and sold as provided in Section 4.03, have been certified and delivered, Additional Debentures may, subject to the provisions of Section 4.05 and to such restrictions as may be set forth in any Additional Debentures or in any indenture under which any Additional Debentures are issued and subject to compliance with such provisions, if any, of the Bank Act as may at such time be applicable and subject as hereinafter provided, from time to time be executed and issued by the Bank and certified and delivered by the Trustee upon application by the Bank but only upon receipt by the Trustee of:

         (a) A written order of the Bank requesting the certification of such Additional Debentures in the principal amount applied for, specifying the person or persons to whom such Debentures shall be delivered;

         (b) A certified resolution of the Bank certified within 10 days prior to the date of such written order, authorizing the issue and requesting the certification of Additional Debentures of the principal amount applied for and specifying the series thereof, and the particulars and provisions to be expressed in or which are to relate to such Additional Debentures in accordance with the provisions hereof;

         (c) An Officers' Certificate dated within 10 days prior to the date of such written order, stating:

                  (i) The principal amount of bank debentures outstanding at the date thereof prior to the issue of the Additional Debentures at such time requested to be certified by the Trustee, and the date or dates of final maturity of such bank debentures;

                  (ii) The amount at such date of the paid-up capital stock and rest account of the Bank;

                  (iii) That to the best of the knowledge and belief of the signers no event of default under this indenture has occurred and is continuing and the Bank will not by the issue of such Additional Debentures be in default under this indenture or in violation of the provisions of the Bank Act as it may at such time be applicable;

                  (d) An opinion of Counsel that all requisite indentures supplemental hereto, if any are required, have been duly executed by the Bank and that such indentures or the Additional Debentures contain all appropriate provisions as to dates, maturities, rates of interest, form, denominations, places and media of payment, numbers, exchange and redemption or call, and that all legal requirements in respect of the proposed issue of Additional Debentures have been met.

SECTION 4.05      NO ADDITIONAL DEBENTURES TO BE ISSUED DURING DEFAULT

                  No Additional Debentures shall be certified or delivered if the Bank is at the time to the knowledge of the Trustee in default under any of the provisions of this indenture. Any certification and delivery of any Additional Debentures by the Trustee shall be conclusive evidence of the absence of knowledge on the part of the Trustee of any such default at the time of such certification and delivery.

SECTION 4.06      CONCERNING RESOLUTIONS, CERTIFICATES AND REPORTS

                  The Trustee, prior to the certification and delivery of any Debentures under any of the provisions of this Article, shall not be bound to make any enquiry or investigation as to the correctness of the matters set forth in any of the resolutions, written orders, opinions, certificates or other documents required by the provisions of this Article, but shall be entitled to accept and act upon the said resolutions, written orders, certificates and other documents. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable.

SECTION 4.07      CHARGES ON EXCHANGE OF 1987 DEBENTURES

                  Notwithstanding the provisions of Section 2.31 hereof, no charge (other than for any stamp tax or governmental charge required to be paid) shall be made in respect of any exchange, registration or transfer of any Debentures of the 1987 Series made before August 1, 1967 or in respect of any exchange, registration or transfer of any Debentures of the 1987 Series made on or after August 1, 1967 if the Debentures tendered upon such exchange, registration or transfer are fully registered Debentures which shall have been issued prior to August 1, 1967 or issued thereafter to the same holder pursuant to the provisions of Section 5.04.

                                   ARTICLE V
                      REDEMPTION AND PURCHASE OF DEBENTURES

SECTION 5.01      GENERAL

                  The Bank shall have the right at its option to redeem either in whole at any time or in part from time to time prior to maturity Debentures issued hereunder of any series which by their terms are made so redeemable (subject, however, to any applicable law restricting the redemption of Debentures of such series) at such rates of premium, if any, and at such date or dates as shall have been determined at the time of the issue of such Debentures and as shall be expressed in this indenture and/or in the Debentures and/or in the resolution and/or supplemental indenture authorizing or providing for the issue thereof.

SECTION 5.02      RESTRICTION ON REDEMPTION AND PAYMENT OF 1987 DEBENTURES

                  The Bank will not prior to May 3, 1972, call for redemption all or any portion of the 1987 Debentures under any circumstances and will not redeem the 1987 Debentures (otherwise than for sinking fund purposes) at any time prior to May 2, 1979, in whole or in part as part of or in anticipation of any refunding operation involving an issue of bank debentures which have an interest rate or cost to the Bank of less than 6% per annum. The indebtedness evidenced by the 1987 Debentures will not be paid by the Bank at any time prior to May 3, 1972.

SECTION 5.03      REDEMPTION OF 1987 DEBENTURES

                  The 1987 Debentures shall be redeemable by the Bank (otherwise than out of sinking fund moneys) at the option of the Bank (subject to the provisions of Section 5.02 and as hereinafter provided) in whole at any time or in part from time to time prior to maturity at the following percentages of the principal amount thereof:

                  In case of redemption

                  after May 2, 1972 up to and including May 1, 1973, 104.875%
                     thereafter up to and including May 1, 1974, 104.50% thereafter up to and including May 1, 1975, 104.125% thereafter up to and including May 1, 1976, 103.75% thereafter up to and including May 1, 1977, 103.375% thereafter up to and including May 1, 1978, 103.00% thereafter up to and including May 1, 1979, 102.625% thereafter up to and including May 1, 1980, 102.25% thereafter up to and including May 1, 1981, 101.875% thereafter up to and including May 1, 1982, 101.50% thereafter up to and including May 1, 1983, 101.125% thereafter up to and including May 1, 1984, 100.75% thereafter up to and including May 1, 1985, 100.375% thereafter and prior to maturity, 100%

together in each case with interest on such principal amount accrued and unpaid to the date fixed for redemption (the price, including accrued interest, at which 1987 Debentures may be redeemed at any given time pursuant to this Article being hereinafter called the "redemption price").

SECTION 5.04      PARTIAL REDEMPTION OF DEBENTURES

                  In the event that less than all the Debentures of any series for the time being outstanding are at any time to be redeemed, the Debentures of such series so to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee may deem equitable. For this purpose, the Trustee may make regulations with respect to the manner in which such Debentures may be drawn for redemption and regulations so made shall be valid and binding upon all holders of such Debentures notwithstanding the fact that as a result thereof one or more of such Debentures becomes subject to redemption in part only. In the event that one or more of such Debentures becomes subject to redemption in part only, upon surrender of any such Debenture for payment of the redemption price, the Bank shall execute and the Trustee shall certify and the Bank shall deliver to the holder thereof or upon his order, at the expense of the Bank, one or more new Debentures, of the same series, maturity date and tenor, for the unredeemed part of the principal amount of the Debenture or Debentures so surrendered. Unless the context otherwise requires, the word "Debenture" or "Debentures" as used in this Article V shall be deemed to mean or include any part of the principal amount of any Debenture which in accordance with the foregoing provisions has become subject to redemption.

SECTION 5.05      NOTICE OF REDEMPTION

                  Notice of intention to redeem any of the Debentures shall be given by the Bank in the following manner:

                  (a) If all or any of the Debentures at any time to be redeemed are registered Debentures, notice of intention to redeem such Debentures shall be given to each holder of such Debentures by letter or circular sent through the ordinary mail, postage prepaid, addressed to him at his last address appearing upon one of the registers hereinbefore mentioned and mailed not less than 30 days prior to the date fixed for redemption. The accidental omission to mail any such letter or circular to or the non-receipt of any such letter or circular by any such holder or holders shall not invalidate or otherwise prejudicially affect the redemption of such Debentures.

                  (b) If all or any of the Debentures at any time proposed to be redeemed are unregistered Debentures, notice of intention to redeem such Debentures shall be given by the Bank by publication in at least one daily newspaper of general circulation published in the Cities of Montreal, Toronto, Winnipeg, Edmonton and Vancouver, Canada, and in a daily newspaper or newspapers published in such other place or places, if any, as may be required by the Trustee, at least once in each of two successive calendar weeks, the first publication to be at least 30 days prior to the redemption date fixed in such notice.

                  (c) Every notice of redemption given by publication as provided in subsection (b) of this Section 5.05 shall designate the series of the Debentures so called for redemption, and unless all of the Debentures of the series so designated or all of the Debentures of such series having the same maturity date for the time being outstanding are to be redeemed, state the designating numbers of the unregistered Debentures so called for redemption and in case a Debenture is to be redeemed in part only that part of the principal amount thereof so to be redeemed and every notice of redemption, whether given by letter or circular or by publication, shall specify the redemption date and the redemption price, shall state where payment of the redemption price is to be made upon presentation and surrender of such Debenture, and shall state that in case the Debenture specified in such notice be not presented for redemption on such redemption date all interest thereon shall cease from and after the said date.

                  (d) Every notice sent by post or published as aforesaid shall be deemed to have been given on the day on which it is mailed or first published, as the case may be.

SECTION 5.06      DEBENTURES DUE ON REDEMPTION DATES

                  Notice having been given as aforesaid, all the Debentures so called for redemption shall thereupon be and become due and payable at the redemption price, on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in such Debentures respectively, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem such Debentures shall have been deposited as provided in Section 5.07 hereof and affidavits or other proof satisfactory to the Trustee as to the publication and/or mailing of such notices shall have been lodged with it, interest upon the said Debentures shall cease and coupons for interest to accrue after said date upon said Debentures shall become and be void.

                  In case any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

SECTION 5.07      DEPOSIT OF REDEMPTION MONEYS

                  Redemption of Debentures pursuant to this Article V shall be provided for by setting aside in trust or by depositing with the Trustee or any paying agent to the order of the Trustee, at least 1 business day prior to the redemption date fixed in such notice, such sums as may be sufficient to pay the redemption price of such Debentures. The Bank shall also deposit with the Trustee a sum sufficient to pay any charges or expenses which may be incurred by the Trustee in connection with such redemption. From the sums set aside in trust or so deposited, the Bank or the Trustee, as the case may be, shall pay or cause to be paid to the holders of such Debentures so called for redemption, upon surrender of such Debentures with the unmatured coupons, if any, appertaining thereto, the redemption price. In the case of coupon Debentures the accrued interest as represented by coupons matured prior to, or on, the redemption date shall continue to be payable (but without interest thereon, unless the Bank shall make default in the payment thereof upon demand) to the respective bearers of the coupons therefore upon presentation and surrender thereof.

SECTION 5.08      FAILURE TO SURRENDER DEBENTURES CALLED FOR REDEMPTION

                  In case the holder of any such Debenture so called for redemption shall fail within 60 days after the date fixed for redemption so to surrender his Debenture and such unmatured coupons, if any, or shall not within such time accept payment of the redemption price payable in respect thereof or give such receipt therefor, if any, as the Bank or the Trustee may require, such redemption price shall be paid by the Bank to the Trustee, if not theretofore so paid, and shall be set aside in trust for such holder, either in the deposit department of the Trustee or in an account in the Bank or some other chartered bank in Canada in the name of the Trustee, and such setting aside shall for all purposes be deemed a payment to the debentureholder of the sum so set aside, and to that extent the said Debenture and coupons, if any, shall thereafter not be considered as outstanding hereunder and the debentureholder shall have no other right except to receive payment out of the moneys so paid and deposited upon surrender and delivery up of his Debenture and coupons, if any, of the redemption price of such Debenture plus such interest thereon, if any, as the depositary may allow.

                  Any moneys so set aside and interest thereon, if any, not claimed by or paid to the holder of Debentures entitled thereto within 6 years after the date of such setting aside shall be repaid to the Bank by the Trustee on demand and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the holders of the Debentures or coupons in respect of which such moneys were so repaid to the Bank shall have no rights in respect thereof except to obtain payment of the redemption price of such Debentures plus such interest if any, allowed by the depositary, subject to any defence the Bank may have.

SECTION 5.09      CANCELLATION AND DESTRUCTION OF DEBENTURES AND COUPONS

                  All Debentures redeemed under this Article together with the coupons, if any, appertaining thereto, shall forthwith be cancelled and shall be delivered to the Trustee and no Debentures shall be issued in substitution therefor.

SECTION 5.10      SURRENDER OF DEBENTURES FOR CANCELLATION

                  If the principal moneys due upon any Debenture issued hereunder shall become payable by redemption or otherwise before the date of maturity thereof, the person presenting such Debenture for payment must surrender the same for cancellation together with all unmatured coupons, if any, appertaining thereto, the Bank nevertheless paying the interest for the fraction of the current half year (computed on a per diem basis) if the date fixed for payment be not an interest payment date.

SECTION 5.11      LIQUIDATION, ENFORCEMENT PROCEEDINGS, ETC.

                  Subject to the provisions of Section 8.03 and as otherwise hereinafter provided, in the event of proceedings being instituted for the voluntary or involuntary liquidation or winding-up of the Bank before the maturity of the Debentures of any series for the time being outstanding (except for the purpose of effecting a reconstruction of the Bank or its consolidation, amalgamation or merger with another bank in the manner provided in Article IX hereof), all of the Debentures shall be redeemed and/or paid by the Bank at the price at which the Bank could redeem or pay the same (otherwise than out of sinking fund moneys) on the date on which the resolution was passed or proceedings were instituted or order granted (whichever shall first occur) for the liquidation or winding-up of the Bank provided that:

         (a) Debentures of the 1987 Series shall not be redeemed or paid by the Bank under the provisions of this Section 5.11 at any time prior to May 3, 1972 and

         (b) Additional Debentures of any series shall not be redeemed or paid by the Bank under the provisions of this Section 5.11 before such date, if any, as may be specified for purposes of this Section 5.11 in such Additional Debentures or in any indenture under which such Additional Debentures may be issued.

SECTION 5.12      PURCHASE OF DEBENTURES

                  Subject to Section 5.02 with respect to the Debentures of the 1987 Series and to such restrictions on purchase as may be set forth in any Additional Debentures or in any indenture under which Additional Debentures or in any indenture under which Additional Debentures may be issued, at any time when the Bank is not in default hereunder, the Bank may purchase Debentures in the market or by private contract, provided that the prices at which such Debentures may be purchased shall not exceed the redemption price at which such Debentures could, at the time of purchase, be redeemed by the Bank otherwise than out of sinking fund moneys, plus costs of purchase.

                                  ARTICLE VI
                 SINKING FUND FOR DEBENTURES OF THE 1987 SERIES

SECTION 6.01      PROVISION OF SINKING FUND

                  The Bank covenants and agrees with the Trustee that it will establish a sinking fund for the benefit of the holders of 1987 Debentures by paying to the Trustee, subject as hereinafter provided, on or before May 3, 1972 and on or before May 2 in each of the years 1973 to 1986, inclusive (each or any of which dates is hereinafter sometimes referred to as a "1987 Debenture sinking fund retirement date") without anticipation such amount (hereinafter sometimes referred to as a "1987 Debenture sinking fund payment") as shall be sufficient to redeem or otherwise retire on the 1987 Debenture sinking fund retirement date in each year the principal amount of 1987 Debentures set out below:

                  On the 1987 Debenture sinking fund retirement date in


                  1972 .........................$360,000                        1980 .........................$490,000
                  1973 ..........................360,000                        1981 ..........................490,000
                  1974 ..........................360,000                        1982 ..........................650,000
                  1975...........................360,000                        1983 ..........................650,000
                  1976 ..........................360,000                        1984 ..........................650,000
                  1977 ..........................490,000                        1985...........................650,000
                  1978.......................... 490,000                        1986 ..........................650,000
                  1979...........................490,000


SECTION 6.02      SINKING FUND CREDIT

                  Any 1987 Debentures redeemed or purchased by the Bank pursuant to Article V hereof, upon delivery of such Debentures to the Trustee (together with, in the case of coupon Debentures, all unmatured coupons appertaining thereto) and notwithstanding the cancellation of any of such Debentures; shall be available to the Bank as a credit in the principal amount thereof (hereinafter sometimes referred to as a "1987 Debenture sinking fund credit") against any 1987 Debenture sinking fund payment payable at the time of such delivery or thereafter as hereinafter provided.

SECTION 6.03      ELECTION BY BANK TO APPLY SINKING FUND CREDIT

                  The Bank shall have the right to elect by giving written notice to the Trustee on or before March 15 in each of the years 1972 to 1986 inclusive, to apply a specified principal amount of 1987 Debentures which shall at the next succeeding 1987 Debenture sinking fund retirement date form the 1987 Debenture sinking fund credit (to the extent not theretofore so applied) in amounts of $1,000 and multiples thereof in satisfaction in whole or in part of the 1987 Debenture sinking fund payment required to be made on such next succeeding 1987 Debenture sinking fund retirement date. Any such written notice shall specify the principal amount of 1987 Debenture sinking fund credit which the Bank has elected to apply as aforesaid. Upon the giving of such notice of election the amount of the 1987 Debenture sinking fund payment which would otherwise have been required to be made to the Trustee on or before such next succeeding 1987 Debenture sinking fund retirement date shall be reduced by the lesser of (i) an amount equal to the principal amount of 1987 Debentures specified in the said notice of election or (ii) the aggregate principal amount of cancelled 1987 Debentures constituting sinking fund credits delivered to the Trustee at such 1987 Debenture sinking fund retirement date (to the extent not theretofore applied in reduction of 1987 Debenture sinking fund payments). Any balance of such 1987 Debenture sinking fund payment required to be made on such 1987 Debenture sinking fund retirement date shall be paid by the Bank in cash on or before the said 1987 Debenture sinking fund retirement date.

SECTION 6.04      ELECTION BY BANK TO REDEEM DEBENTURES

                  The Bank shall have the right, by giving written notice to the Trustee prior to March 20 in each of the years 1973 to 1986 inclusive, in lieu of making the 1987 Debenture sinking fund payment required to be made on the next succeeding 1987 Debenture sinking fund retirement date or (if 1987 Debentures redeemed or purchased by the Bank are to be applied on account of such sinking fund payment) in lieu of paying the balance thereof, to require the Trustee to call for redemption in the name of the Bank on such 1987 Debenture sinking fund retirement date a principal amount of 1987 Debentures equivalent to the principal amount of 1987 Debentures required to be retired by such sinking fund payment or the said balance thereof, as the case may be, provided, however that the Bank shall not by such notice be relieved of the obligation to make such sinking fund payment or the balance thereof, as the case may be, on such sinking fund payment date, unless it shall deposit with the Trustee, prior to the date specified for redemption, a sum sufficient to effect such redemption.

SECTION 6.05      PURCHASE OR REDEMPTION BY TRUSTEE

                  Moneys received by the Trustee for the sinking fund for the 1987 Debentures shall be applied by the Trustee to the purchase of 1987 Debentures in the open market or by tender or by private contract at prices not exceeding the principal amount thereof plus accrued interest and costs of purchase, until the Trustee has acquired for the sinking fund the principal amount of such Debentures required for the mandatory sinking fund retirements, provided that if within a period of 60 days following the receipt by the Trustee of any such moneys, or within such shorter period as the Bank may from time to time by written order designate, the Trustee has been unable to complete the said mandatory sinking fund retirements with cash then held by the Trustee in the sinking fund pursuant to the provisions of this indenture, the Trustee shall forthwith apply such moneys (unless such moneys amount to less than $25,000 when such moneys will only be so applied upon the request of the Bank) upon giving at least 30 days prior notice to the redemption of 1987 Debentures by lot in an aggregate principal amount necessary to complete the said mandatory sinking fund retirements. If at any time any moneys provided for the sinking fund shall remain in the hands of the Trustee after all the mandatory sinking fund retirements have been effected such moneys shall be repaid to the Bank. For the purpose of any redemption by the Trustee under Section 6.04 or this Section 6.05 the Trustee may perform all acts and take all proceedings which under the terms of Article V could or may be performed or taken by the Bank. The provisions of Sections 5.04 to 5.08 inclusive shall apply, mutatis mutandis, to redemptions under Section 6.04 or this Section 6.05. In this
Section 6.05, with respect to action required to be taken by the Trustee on or after any 1987 Debenture sinking fund retirement date, "mandatory sinking fund retirements" means the aggregate principal amount of 1987 Debentures which is required to be retired by the 1987 Debenture sinking fund payment required to be paid on such 1987 Debenture sinking fund retirement date, or (if 1987 Debentures redeemed or purchased by the Bank have been applied on account of such sinking fund payment as 1987 Debenture sinking fund credits) required to be retired by the balance thereof.

SECTION 6.06      SINKING FUND REDEMPTION PRICE

                  1987 Debentures called for redemption in lieu of sinking fund payments as provided in Section 6.04 or out of sinking fund moneys as provided in Section 6.05 hereof shall be redeemable at the principal amount thereof together with interest on such principal amount accrued and unpaid to the date fixed for redemption.

SECTION 6.07      TRUSTEE'S EXPENSES

                  The Bank from time to time at the request of the Trustee shall pay to the Trustee, otherwise than out of sinking fund moneys, the cost of giving notice of redemption of 1987 Debentures in lieu of sinking fund payments as provided in Section 6.04 or out of sinking fund moneys as provided in Section
6.05 and any other expenses incurred in connection with the operation of the sinking fund, the intention being that the sinking fund shall not be charged with such expenses.

SECTION 6.08      CANCELLATION

                  All 1987 Debentures purchased or redeemed out of sinking fund moneys shall be forthwith cancelled and delivered to the Trustee and no Debentures shall be issued in substitution therefor.

SECTION 6.09      TERMINATION OF FUND

                  Any funds remaining in the sinking fund for the 1987 Debentures when the principal of such Debentures becomes due and payable, whether at stated maturity or on a declaration pursuant to Section 8.01 hereof, or otherwise, shall be applied to the payment of such Debentures.

SECTION 6.10      TRUSTEE'S DECISION FINAL

                  If any question shall arise as to compliance with the provisions of this Article the decision of the Trustee shall be final.

                                  ARTICLE VII
                          CERTAIN COVENANTS OF THE BANK

                  The Bank hereby covenants and agrees with the Trustee as follows:

SECTION 7.01      TO PAY PRINCIPAL, PREMIUM AND INTEREST

                  The Bank will duly and punctually pay or cause to be paid to each holder of Debentures issued hereunder the principal thereof, premium, if any, and interest accrued thereon in accordance with the terms and subject to the conditions mentioned herein and the Debentures and coupons, if any, appertaining thereto.

SECTION 7.02      TO CARRY ON BUSINESS, ETC.

                  So long as any of the Debentures shall be outstanding, the Bank will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights to carry on the business of banking and will comply with all laws applicable to the Bank; provided, however, that nothing herein contained shall prevent any consolidation or merger of the Bank or any sale or transfer of all or substantially all of its property and assets permitted by Article IX.

SECTION 7.03      TO PAY TRUSTEE'S REMUNERATION

                  The Bank will pay to the Trustee reasonable remuneration for its services as Trustee hereunder as may be agreed upon by the Trustee and the Bank and will also pay all costs, charges and expenses properly incurred by the Trustee in connection with the trusts hereof and also (in addition to any right of indemnity by law given to the Trustee) will at all times keep indemnified the Trustee against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted by it in any way relating to this indenture. The said remuneration will be payable notwithstanding that a curator under the Bank Act or a liquidator under the Winding-Up Act of Canada shall have been appointed or the trusts of this indenture shall be in course of administration by or under the direction of the Court.

SECTION 7.04      RESTRICTION ON OTHER INDEBTEDNESS

                  The Bank will not, so long as any of the 1987 Debentures shall be outstanding, create or issue any Long Term Debt other than the Debentures except Long Term Debt ranking on a parity with the Debentures or ranking junior to the Debentures.

                                  ARTICLE VIII
                           REMEDIES IN CASE OF DEFAULT

SECTION 8.01      ACCELERATION OF MATURITY ON DEFAULT

                  Upon the happening of any one or more of the following events (herein sometimes called "events of default") namely:

         (a) if the Bank makes default in payment of any interest due on the Debentures or any of them, or in any sinking fund payment prescribed herein or in any Debentures, and any such default shall have continued for a period of 30 days;

         (b) if the Bank makes default in payment of the principal of or premium, if any, on any Debenture when the same becomes due and payable;

         (c) if the Bank shall become insolvent or bankrupt or subject to the provisions of the Winding-up Act of Canada, or go into liquidation, either voluntary or under an order of a court of competent jurisdiction, or otherwise acknowledge its insolvency (provided that a resolution or order for winding up the Bank, with a view to its reconstruction or its consolidation, amalgamation or merger with another bank or the transfer of its assets as an entirety to such other bank, as provided in Article IX hereof, shall not constitute an event of default under this Section 8.01 if such last-mentioned bank shall, as a part of such reconstruction, consolidation, amalgamation, merger or transfer, and, within 90 days from the passing of the resolution or the date of the order or within such further period of time as may be allowed by the Trustee, comply with the conditions to that end stated in Article IX hereof);

         (d) if a curator, liquidator, receiver, receiver and manager, or trustee in bankruptcy of the Bank be appointed;

         (e) if the Bank shall make default in observing or performing any other covenant or condition of this trust indenture on its part to be observed or performed and if such default shall continue for a period of 60 days after a notice in writing has been given by the Trustee to the Bank, specifying such default and requiring the Bank to put an end to the same, which notice the Trustee may give on its own initiative and shall give when required to do so by the holders of 10% in principal amount of the Debentures then outstanding;

then in each and every such event, subject to the provisions of Sections 8.02,
8.03 and 8.04, the Trustee may in its discretion and shall upon the request in writing of the holders of 25% in principal amount of the Debentures then outstanding, declare the principal of and interest on the Debentures, together with the premium, if any, which would have been payable thereon if the Bank had redeemed the Debentures (otherwise than for sinking fund purposes) on the date of such declaration or on the interest payment date next following any such date in the case of Debentures redeemable only on an interest payment date or on the earliest date thereafter or which such Debentures may be redeemed by the Bank, to be due and payable and the same shall forthwith become immediately due and payable to the Trustee on demand, anything therein or herein contained to the contrary notwithstanding, and the Bank shall (subject to the provisions of Article III) pay forthwith to the Trustee on demand for the benefit of the holders of the Debentures the amount of the principal, premium, if any, as aforesaid, and interest then accrued on all the Debentures and all other moneys payable under the provisions hereof together with interest at the respective rates of interest borne by the Debentures on such principal, premium, if any, and interest from the date of the said declaration until payment is received by the Trustee, and such payment when made shall be deemed to have been made on the Debentures and any moneys so received by the Trustee shall be applied in the manner hereinafter provided in Section 8.06.

SECTION 8.02      DEBENTURES NOT TO BE PAYABLE BEFORE SPECIFIED DATE

                  Notwithstanding the provisions of Section 8.01 or any declaration made by the Trustee pursuant thereto but subject to the proviso set forth below and to the provisions of Section 8.03,

         (a) indebtedness evidenced by the Debentures of the 1987 Series shall not be paid by the Bank at any time prior to May 3, 1972;

         (b) indebtedness evidenced by Additional Debentures of any series shall not be paid by the Bank before such date, if any, as may be specified for the purpose of this Section 8.02 in such Additional Debentures or in any indenture under which such Additional Debentures may be issued;

provided, however, that the provisions of this Section 8.02 shall not be deemed to prevent the holder of any Debenture or the Trustee on behalf of any such holder from proving claims in any insolvency or winding-up proceedings for such amounts in respect of the Debentures as they may be permitted to claim under the laws applicable to such insolvency or winding-up proceedings or to receive payment of any such amounts.

SECTION 8.03 PROVISION FOR REDEMPTION OR PAYMENT OF DEBENTURES SUBJECT TO RESTRICTIONS UNDER SECTIONS 5.11 OR 8.02

                  In the case of any Debentures which cannot be redeemed or the indebtedness evidenced by which cannot be paid by the Bank by reason of the restrictions set forth in Section 5.11 or Section 8.02 hereof, upon the occurrence of any of the events specified in Section 5.11 or upon any declaration being made by the Trustee under the provisions of Section 8.01, the Bank shall provide for the redemption of such Debentures or the payment of such indebtedness by setting aside in trust or by depositing with the Trustee or any paying agent to the order of the Trustee such amount or amounts as will on the date when such redemption or payment can first be made by the Bank without being subject to the aforesaid restrictions, be sufficient to pay on such date the redemption price of such Debentures or the amount of such indebtedness (together with the premium, if any, which would have been payable thereon if the Bank had redeemed the Debentures otherwise than for sinking fund purposes, on the date of such payment or on the interest payment date next following any such date in the case of Debentures redeemable only on an interest payment date or on the earliest date thereafter on which such Debentures may be redeemed by the Bank) including interest at the rate specified in such Debentures in each case accrued to the date of actual redemption or payment.

                  The Bank shall also deposit with the Trustee a sum sufficient to pay any charges or expenses which may be incurred by the Trustee in connection with such redemption or payment.

                  From the sums set aside in trust or so deposited, the Bank or the Trustee, as the case may be, when such redemption or payment can be made by the Bank without being subject

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                                     - 29 -


to the aforesaid restrictions, shall call for redemption and redeem and pay or cause to be paid to the holders of such Debentures so called for redemption upon the surrender of such Debentures with the unmatured coupons, if any, appertaining thereto the redemption price or, in a case other than redemption, shall pay or cause to be paid to the holders of such Debentures the indebtedness evidenced by such Debentures together with interest thereon accrued to the date of payment. In the case of any redemption by the Trustee pursuant to the provisions of this Section 8.03, the Trustee may perform all acts and take all proceedings which under the terms of Article V could or may be performed or taken by the Bank and the provisions of Sections 5.04 to 5.08 inclusive shall apply mutatis mutandis to such redemptions.

                  In respect of any setting aside or deposit under the provisions of this Section 8.03 by reason of the making of any declaration under the provisions of Section 8.01, the amount to be set aside or deposited pursuant to the provisions of this Section 8.03 shall be such amount as shall bear the same proportion to the aggregate principal amount of Debentures with respect to which such setting aside or deposit is required to be made as the amount paid by the Bank under Section 8.01 bears to the aggregate principal amount of all Debentures in respect of which payment is being made under the provisions of
Section 8.01 at such time outstanding.

SECTION 8.04      WAIVER OF DEFAULT

                  Upon the happening of any default hereunder, except default in payment of principal moneys at maturity, and in addition to the powers exercisable by the debentureholders by extraordinary resolution, the holders of not less than 51% in principal amount of the Debentures which shall then be outstanding shall have power by an instrument or instruments in writing or by the affirmative vote of such holders at a meeting duly convened and held as hereinafter provided to require the Trustee to waive the default and the Trustee shall thereupon waive the default upon such terms and conditions as such holders shall prescribe. So long as it has not become bound as provided in this Article to declare the principal of and premium, if any, as aforesaid and interest on all the Debentures then outstanding to be due and payable, or to obtain and enforce payment of the same, the Trustee shall have power to waive any default arising hereunder, except default in payment of principal moneys at maturity, if in the opinion of the Trustee the same shall have been cured, or adequate satisfaction made therefor, upon such terms and conditions as the Trustee may deem advisable. Provided always that no act or omission either of the Trustee or of the debentureholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default or the rights resulting therefrom.

SECTION 8.05      RIGHT OF TRUSTEE TO ENFORCE PAYMENT

                  Subject to the provisions of Sections 8.02 and 8.04, in case the Bank shall fail to pay to the Trustee, on demand following a declaration made by the Trustee pursuant to Section 8.01, the principal of and premium, if any, as aforesaid and interest on all the Debentures then outstanding, together with any other amounts due hereunder (including any amounts to be set aside or deposited under Section 8.03), the Trustee may in its discretion and, upon the request in writing of the holders of not less than 25% in principal amount of the Debentures then outstanding and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, shall proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal of and premium, if any, and interest on all the Debentures then outstanding together with any other amounts due hereunder (including any amounts to be set aside or deposited under Section 8.03), by any remedy provided by law either by legal proceedings or otherwise.

SECTION 8.06      APPLICATION OF MONEYS BY TRUSTEE

                  Except as in Sections 8.03 and 8.07 and as elsewhere herein otherwise expressly provided, any moneys received by the Trustee from the Bank pursuant to the foregoing Sections of this Article VIII, or as a result of legal or other proceedings or from any trustee in bankruptcy or curator or liquidator of the Bank, shall be applied, together with any other moneys in the hands of the Trustee available for such purposes, in the first place to pay or reimburse to the Trustee the costs, charges, expenses, advances and compensation to the Trustee in or about the execution of its trust, or otherwise in relation hereto, with interest thereon as herein provided, and all taxes, assessments and other charges ranking in priority to the Debentures and coupons, if any, and the residue of the said moneys shall be applied as follows:

         (a) Firstly, the said moneys shall be applied in or towards payment of the principal of all of the Debentures for the time being outstanding other than Debentures in respect of which provision for payment has been made by the Bank under Section 8.03, and thereafter in or towards payment of the premium, if any, on such Debentures, and lastly in or towards payment of the accrued and unpaid interest and interest on overdue interest and premium, if any, on such Debentures (or if the debentureholders by instrument in writing signed by the holders of not less than 51% in principal amount of the Debentures for the time being outstanding or by extraordinary resolution passed at a meeting of debentureholders shall have directed payments to be made in accordance with any other order of priority, or without priority as between principal, premium, if any, and interest, then such moneys shall by applied in accordance with such direction) provided that no payment shall be made on any interest or coupon the time of payment of which has been extended, whether by purchase or funding or otherwise, except in accordance with the provisions of Section 8.08.

         (b) The surplus, if any, of such moneys shall be paid to the Bank or its assigns.

SECTION 8.07 APPLICATION OF MONEYS WHERE RESTRICTIONS APPLY BY REASON OF SECTION
             8.02

                  If by reason of any of the provisions of Section 8.02 no moneys are received by the Trustee on account of the principal amount of the Debentures of one or more series, the principal amount of and premium, if any, and interest on such Debentures shall not be paid by the Trustee pursuant to the provisions of subsection (a) of Section 8.06. In the event that moneys are subsequently received by the Trustee on account of the principal amount of such Debentures of any series (including moneys held by the Trustee under Section
8.03 when payment of such moneys is no longer restricted by Section 8.02), such moneys shall be applied firstly in or towards payment of the principal of all the Debentures of such series at such time outstanding and thereafter in or towards payment of the premium, if any, on such Debentures, and lastly in or towards payment of the accrued and unpaid interest and interest on overdue interest and

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                                     - 31 -


premium, if any, on such Debentures, all to the exclusion of all other Debentures until the aggregate amount paid on account of the principal, premium, if any, and interest on each Debenture of such series is the same proportion of the total outstanding principal, premium, if any, and interest on such Debenture as the aggregate amounts theretofor paid with respect to Debentures of all other series which were not at such time subject to any restriction as to payment by reason of the provisions of Section 8.02, were of the aggregate principal amount of all Debentures of such other series.

SECTION 8.08      BANK NOT TO EXTEND TIME FOR PAYMENT OF INTEREST

                  In order to prevent any accumulation after maturity of interest or coupons, the Bank agrees and covenants that it will not, directly or indirectly, extend or assent to the extension of time for payment of any coupons or interest upon any Debenture, and that it will not, directly or indirectly, be a party to or approve any such arrangement by purchasing or funding said coupons or interest or in any other manner. In case the time for payment of any such coupons or interest shall be so extended, whether or not such extension be by or with the consent of the Bank, such coupons or interest shall not be entitled, in case of default hereunder, to the benefit of this trust indenture, except subject to the prior payment in full of the principal of and premium, if any, on all Debentures and of all matured coupons and interest on such Debentures, the payment of which has not been so extended. All coupons shall, when paid, be forthwith cancelled and handed to the Trustee as evidence of such payment and cancellation.

SECTION 8.09      TRUSTEE MAY DEFER DISTRIBUTION

                  The Trustee shall not be bound to apply or make any partial or interim payment of any moneys coming into its hands if the amount so received by it is insufficient to make a distribution of at least 2% of the aggregate principal amount of the outstanding Debentures, but it may retain the money so received by it and deal with same as provided in Article X hereof until the money or the investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control, shall be sufficient and available for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth.

SECTION 8.10      NOTICE OF PAYMENT BY TRUSTEE

                  Not less than 21 days' notice shall be given, by the Trustee of any payment to be made under this Article to the debentureholders. Such notice shall state the time and place when and where such payment is to be made, and also the liability hereunder upon which it is to be applied. After the day so fixed, unless payment shall have been duly demanded and have been refused, the debentureholders will be entitled to interest only on the remainder, if any, of the principal moneys, premium, if any, and interest due to them, respectively, on the Debentures, after deduction of the respective amounts payable in respect thereof on the day so fixed.

SECTION 8.11      RECEIPT OF DEBENTUREHOLDER GOOD DISCHARGE

                  The receipt of the bearer, or, if registered as to principal only, of the registered holder, of each of the Debentures for moneys paid on account of the principal thereof, and premium, if any, thereon and of the registered holder of fully registered Debentures for moneys paid on account of the principal thereof, premium, if any, and interest due thereon, and of the bearer of a coupon for moneys paid on account of interest shall be a good discharge to the Trustee and to the Bank. Delivery by the bearer of a Debenture payable to bearer of a coupon and delivery by the registered holder thereof of a Debenture registered as to principal or of a fully registered Debenture shall, moreover, be a good discharge for the principal moneys, premium, if any, and interest evidenced by such instruments respectively.

SECTION 8.12      TRUSTEE MAY DEMAND PRODUCTION OF DEBENTURES

                  The Trustee shall have the right at the time it makes any payment of principal, premium or interest required by this Article to demand of the person claiming such payment the production of the actual Debenture or coupon under which he claims such payment be made, and may cause to be endorsed on the same a memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement in any special case, upon such indemnity being given as it shall deem sufficient.

SECTION 8.13      REMEDIES CUMULATIVE

                  No remedy herein conferred upon or reserved to the Trustee, or upon or to the holders of Debentures, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

SECTION 8.14      JUDGMENT AGAINST THE BANK

                  The Bank covenants and agrees with the Trustee that, in case of any judicial or other proceedings to obtain judgment for the principal of or interest or premium on the Debentures, judgment may be rendered against it in favour of the debentureholders or in favour of the Trustee, as trustee for the debentureholders, for any amount which may remain due in respect of the Debentures and premium, if any, and the interest thereon and any other moneys payable hereunder by the Bank.

                                   ARTICLE IX
                         CONSOLIDATION AND AMALGAMATION

SECTION 9.01      SUCCESSOR BANK

                  Nothing in this indenture shall prevent the reorganization or reconstruction of the Bank or the consolidation, amalgamation or merger of the Bank with any other bank or shall prevent the transfer by the Bank of its undertaking and assets as a whole or substantially as a whole to another bank, lawfully entitled to acquire and operate the same, provided that the conditions of this Article be observed, and provided also that every such successor or assign shall, as part of such reorganization, reconstruction, consolidation, amalgamation, merger or transfer, and in consideration thereof, enter into and execute an indenture or indentures supplemental hereto in favour of the Trustee whereby such successor or assign covenants:

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                                     - 33 -


         (a) to pay punctually when due the principal moneys, premium, if any, interest and other moneys due or which may become due hereunder; and

         (b) to perform and observe punctually all the obligations of the Bank hereunder and under and in respect of all outstanding Debentures; and

         (c) to observe and perform every covenant, stipulation, promise, undertaking, condition and agreement of the Bank herein contained as fully and completely as if it had itself executed this indenture as party of the First Part hereto and had expressly agreed herein to observe and perform the same, and shall sign and execute all such other deeds and documents as the Trustee may be advised by Counsel are necessary or advisable in the premises.

                  Provided that every such reorganization, reconstruction, consolidation, amalgamation, merger or transfer shall be made on such terms and at such times and otherwise in such manner as shall be approved by the Bank and by the Trustee as not being prejudicial to the interests of the debentureholders and as preserving and not impairing the rights and powers of the Trustee and the debentureholders hereunder, and upon such approval and consent the Trustee shall facilitate the same in all respects, and may give such consents and sign, execute or join in such documents and do such acts as in its discretion may be thought advisable in order that such reorganization, reconstruction, consolidation, amalgamation, merger or transfer may be carried out. The Bank shall furnish to the Trustee an opinion of Counsel to the effect that such reorganization, reconstruction, consolidation, amalgamation, merger or transfer is on such terms as will substantially preserve and not impair the rights and powers of the Trustee and the debentureholders hereunder and that all the provisions of this Article have been complied with, and the Trustee shall incur no liability by reason of reliance thereon.

SECTION 9.02      SUCCESSOR TO POSSESS POWERS OF THE BANK

                  In case of any reorganization, reconstruction, consolidation, amalgamation or merger as aforesaid, or in case of such transfer of the undertaking and assets of the Bank as a whole or substantially as a whole, the corporation formed by such consolidation or with which the Bank shall have been amalgamated or merged or to which such transfer shall have been made, upon executing an indenture or indentures as provided in Section 9.01 shall succeed to and be substituted for the Bank with the same effect as if it had been named herein as the party of the First Part hereto, and shall possess and may exercise each and every right of the Bank hereunder.

                                     ARTICLE X
                            INVESTMENT OF TRUST FUNDS

SECTION 10.01

                  Any moneys held by the Trustee, which under the trusts of this indenture may be invested, shall be invested and reinvested by the Trustee in its name or under its control in any securities in which trustees are, by the laws of the Province of Ontario, authorized to invest. Pending such investment, such moneys shall be placed by the Trustee on deposit at interest at the

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                                     - 34 -


then current bank rate in the Bank or in some other chartered bank in Canada or, with the consent of the Bank, in the deposit department of the Trustee, at the rate of interest then current on similar deposits.

                                   ARTICLE XI
                      SUITS BY DEBENTUREHOLDERS AND TRUSTEE

SECTION 11.01     DEBENTUREHOLDERS MAY NOT SUE

                  No holder of any Debenture or coupon shall have any right to institute any suit, action or proceeding for payment of any principal, premium or interest owing on any Debenture or coupon, or for the execution of any trust or power hereunder, or for the appointment of a liquidator, receiver or receiver and manager or to have the Bank wound up, or for any other remedy hereunder, unless such holder shall previously have given to the Trustee written notice of the happening of an event of default hereunder and of the continuance thereof for 30 days; nor unless the holders of at least 25% in principal amount of the Debentures then outstanding shall have made written request to the Trustee and shall have afforded to it reasonable opportunities either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its own name for such purpose; nor unless also such debentureholders shall have offered to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; nor unless also the Trustee shall have failed to act within a reasonable time after such notification, request and offer of indemnity; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding or for any other remedy hereunder by or on behalf of the holder of any Debentures or coupons.

SECTION 11.02     TRUSTEE NOT REQUIRED TO POSSESS DEBENTURES

                  All rights of action under this trust indenture may be enforced by the Trustee without the possession of any of the Debentures or coupons or the production thereof on any trial or other proceedings relative thereto.

SECTION 11.03     TRUSTEE MAY INSTITUTE ALL PROCEEDINGS

                  The Trustee shall have the power to institute and maintain all and any such suits and proceedings as it may decide shall be necessary or expedient or as the Trustee may decide shall be necessary or expedient to protect its interest and the interests of the holders of the Debentures.

SECTION 11.04     DEBENTUREHOLDERS MAY WAIVE DEFAULT

                  In case any action, suit or other proceeding shall have been brought by the Trustee or by any debentureholder after failure of the Trustee to act, the debentureholders may, by extraordinary resolution as hereinafter defined, direct the Trustee or the debentureholder bringing any such action, suit or other proceeding to waive the default in respect of which any such action, suit or other proceeding shall have been brought upon payment of the costs, charges and expenses incurred by the Trustee or the debentureholder, as the case may be, in connection therewith, and to stay or discontinue or otherwise deal with any such action, suit or other proceeding, and such direction shall be binding upon and shall be observed by the Trustee or by such debentureholder, as the case may be.

SECTION 11.05     IMMUNITY OF OFFICERS, SHAREHOLDERS AND DIRECTORS

                  The obligations on the part of the Bank expressed herein and in the Debentures and coupons are solely corporate obligations and no action, suit or proceeding shall be instituted or maintained in respect thereof against any officer, director or shareholder (past, present or future) of the Bank, either directly or through the Bank or otherwise.

                  Nothing contained herein or in the Debentures shall be taken, however, to prevent recourse to and the enforcement of the liability of any shareholder of the Bank for uncalled capital or the liability of any such shareholder upon unsatisfied calls.

                                   ARTICLE XII
                                   NEW TRUSTEE

SECTION 12.01     APPOINTMENT OF NEW TRUSTEE

                  The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder after giving 3 months' notice in writing to the Bank; provided, however, that such shorter notice may be given as the Bank shall accept as sufficient. In case of the resignation of the Trustee or its removal from office or incapacity to act, its successor shall be appointed at once by the Bank and the Trustee jointly, provided that such successor so appointed shall be a trust company qualified to carry on business in the Province of Ontario; but should the Bank and the Trustee fail to agree on such appointment then such successor shall be appointed by a Judge of the Supreme Court of Ontario upon the application of the Bank upon such notice to the debentureholders and given in such manner as the said Judge may direct, or upon the application of debentureholders upon notice to the Bank. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Trustee, without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Bank, all such instruments, if any, as the new Trustee may be advised by Counsel are necessary or advisable.

SECTION 12.02     TRANSFER OF POWERS TO NEW TRUSTEE

                  Any such new or successor Trustee shall, forthwith upon appointment, become vested with all the estates, properties, rights, powers and trusts of its predecessors in the trusts hereunder, with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of the successor Trustee or of the Bank, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trust herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place. Should any instrument in writing from the Bank be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties,

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                                     - 36 -


rights, powers and trusts, then any and all instruments in writing shall, on request of said new Trustee, be made, executed, acknowledged and delivered by the Bank.

SECTION 12.03     AMALGAMATION ETC. OF TRUSTEE

                  Any company into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any company resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this trust indenture without the execution of any instrument or any further act.

                                  ARTICLE XIII
                          NON-PRODUCTION OF DEBENTURES

SECTION 13.01

                  In the event of a holder not producing any Debenture or coupon upon the redemption, maturity or other date of payment thereof, a certificate of the Trustee hereunder of the deposit with it for payment of the principal amount of such Debenture and premium, if any, and of such interest as may be due thereon shall avail as a cancellation of such Debenture or coupon for the purposes hereof, and as a sufficient authorization to the Bank to cancel the entries relating to such Debenture or coupon.

                                   ARTICLE XIV
                                     NOTICES

SECTION 14.01     NOTICE TO BANK

                  Any notice to the Bank under the provisions hereof shall be valid and effective if given by registered letter postage prepaid addressed to the Bank at Toronto Dominion Bank Tower, Toronto-Dominion Centre, Toronto, Ontario, and shall be deemed to have been effectively given from the time when in the ordinary course of post the said letter should have reached its destination. The Bank may from time to time notify the Trustee of a change in address which thereafter, until changed by like notice, shall be the address of the Bank for all purposes of this trust indenture.

SECTION 14.02     NOTICE TO DEBENTUREHOLDERS

                  Except as herein otherwise expressly provided, all notices to be given hereunder with respect to the Debentures shall be deemed to be validly given to the holders of registered Debentures if sent through the ordinary post, postage prepaid, by letter or circular addressed to such holders at their post office addresses appearing in any of the registers hereinbefore mentioned, and to the holders of unregistered Debentures if published in one or more daily newspapers of general circulation published in the respective cities in which the Bank is for the time being required to maintain a transfer office for the Debentures, and in a newspaper or newspapers in such other place or places, if any, as the directors of the Bank may determine or the Trustee require, in two consecutive issues of such newspapers. Any notice so published or

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                                     - 37 -


served by post shall be deemed to have been given or served on the day upon which it is posted or first published as aforesaid.

SECTION 14.03     NOTICE TO THE TRUSTEE

                  Any notice to the Trustee under the provisions hereof shall be valid and effective if given by registered letter postage prepaid addressed to the Trustee at 320 Bay Street, Toronto, Ontario, and shall be deemed to have been effectively given from the time when in ordinary course of post the said letter should have reached its destination. The Trustee may from time to time notify the Bank of a change in address which thereafter, until changed by like notice, shall be the address of the Trustee for all purposes of this trust indenture.

                                   ARTICLE XV
                           DEBENTUREHOLDERS' MEETINGS

SECTION 15.01

                  Meetings of debentureholders shall be convened, held and conducted in the manner following:

         (a) CALLING OF MEETINGS. At any time and from time to time the Trustee or the Bank may, and the Trustee shall on being served with a requisition signed by debentureholders representing at least 10% of the aggregate principal amount of the Debentures then outstanding, convene a meeting of the debentureholders. In the event of the Trustee failing to convene a meeting after being thereunto required by the debentureholders as hereinbefore set forth, such debentureholders representing the requisite percentage of Debentures as aforesaid may themselves convene such meeting and the notice calling such meeting may be signed by such person as such debentureholders may specify. Every such meeting shall be held at the City of Toronto or at such other place as the Trustee may in any case determine or approve.

         (b) SERIAL MEETINGS. If the business to be transacted at any meeting by resolution, extraordinary or otherwise, especially affects the rights of the holders of any series or part of a series of Debentures in a manner or to an extent substantially differing from that in or to which the rights of the holders of any other series or part thereof are affected, then reference to such fact indicating each series or part of a series so especially affected shall be made in the notice of the meeting and the meeting shall be and be deemed to be and is herein referred to as a serial meeting.

         (c) NOTICE OF MEETINGS. At least 21 clear days' previous notice of such meeting shall be given to the debenturebolders and such notice shall state the time when, and the place where, said meeting is to be held and shall specify in general terms the nature of the business to be transacted thereat, but it shall not be necessary to specify in the notice the text of the resolutions to be passed. Notices shall be given in the manner set forth in Article XIV hereof and a copy thereof shall be sent by

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                                     - 38 -


                  post or delivered to the Trustee unless the meeting has been called by it. It shall not be necessary to specify in the notice of any adjournment of a meeting the nature of the business to be transacted at the adjourned meeting. The accidental omission to give such notice to or the non-receipt of any such notice by a debentureholder shall not invalidate any resolution passed at such meeting.

         (d) QUORUM. At any meeting of the debentureholders, subject as hereinafter provided, a quorum shall consist of 2 or more persons present in person holding either personally or as proxies for holders not less than a majority in principal amount of the Debentures then outstanding. If, however, the meeting is a serial meeting, a quorum shall consist of 2 or more persons present in person holding either personally or as proxies for holders not less than a majority in principal amount of the Debentures then outstanding and also not less than a majority in principal amount of the outstanding Debentures of each series or part thereof especially affected as aforesaid. In the event of such quorum not being present on the date for which the meeting is called within 30 minutes after the time fixed for the holding of such meeting, the meeting shall be adjourned to be held at a place and upon a date and at an hour to be fixed by the Trustee who shall give not less than 14 clear days' notice of the date and time to which such meeting is adjourned and of the place where such adjourned meeting is to be held and at such adjourned meeting a quorum shall consist of the debentureholders then and there represented in person or by proxy and voting.

         (e) CHAIRMAN. Some person, who need not be a debentureholder, nominated in writing by the Trustee, shall be Chairman of the meeting but, if no person is so nominated or if the person so nominated is not present within 25 minutes after the time fixed for the holding of the meeting, the debentureholders and proxies for debentureholders present shall choose one of their number to be Chairman.

         (f) CERTAIN DEBENTURES DEEMED NOT OUTSTANDING. Debentures held by or for the Bank shall not be deemed to be outstanding Debentures for any purpose of this Article provided, however, that Debentures pledged or charged by the Bank as security for loans or other indebtedness shall, for all such purposes, be deemed to be outstanding Debentures and the pledgees thereof or holders of any lien or charge thereon shall be qualified and entitled to sign any requisition or notice, attend all meetings of debentureholders, and vote thereat in respect of the Debentures so pledged or charged by the Bank, unless such pledgees or holders are expressly precluded under the terms of the pledge or charge from freely exercising in their discretion, uncontrolled by the Bank, the right to vote such Debentures, in which case the terms of the pledge or charge shall govern, but in no event shall the Bank have the right to vote such Debentures.

         (g) MAJORITY VOTE ON ORDINARY RESOLUTION. Every question submitted to a meeting, except an extraordinary resolution, shall be decided in the first place by a majority of the votes given on a show of hands and shall be binding on all debentureholders. In the case of an equality of votes on a show of hands the Chairman shall have a casting vote.

         (h) POLL TO BE TAKEN ON EXTRAORDINARY RESOLUTION. A poll shall be taken on every extraordinary resolution and, when requested by a debentureholder or by a proxy representing a debentureholder holding at least $10,000 principal amount of the Debentures, on any other question or resolution.

         (i) TAKING OF POLL. If at any meeting a poll is so demanded as aforesaid on the election of a Chairman or on a question of adjournment, it shall be taken forthwith. If at any meeting a poll is so demanded on any other question, or an extraordinary resolution is to be voted upon, a poll shall be taken in such manner and either at once or after an adjournment as the Chairman directs. The result of a poll shall be deemed to be the decision of the meeting at which the poll was demanded and shall be binding on all debentureholders.

         (j) VOTES ON A POLL. At any meeting of the debentureholders each debentureholder shall on a poll have one vote for every $1,000 principal amount of Debentures of which he shall be the holder. Votes may be given in person or by proxy and a proxy need not be a debentureholder.

         (k) VOTES AT A SERIAL MEETING. At a serial meeting no ordinary resolution shall be deemed to have been validly passed or adopted unless there shall have been given in favour thereof not less than a majority of the votes given respectively by the holders of each series of Debentures or part thereof especially affected as aforesaid as well as a majority of all the votes given thereon.

         (l) TRUSTEE MAY MAKE REGULATIONS. The Trustee may (for the purpose of enabling the holders of unregistered Debentures to be present and vote at any meeting without producing their Debentures and of enabling them and the holders of registered Debentures to be represented and vote at any such meeting by proxy and of lodging such proxies at some place or places other than the place where the meeting is to be held) from time to time make and from time to time vary such regulations as it shall think fit providing for and governing:

                  (i) the deposit of unregistered Debentures with any bank, banker, trust company or other depositary satisfactory to the Trustee (which depositary may be a holder of such Debentures in cases so approved by the Trustee), and for the issue to the persons so depositing such Debentures of certificates by such depositary, in terms satisfactory to the Trustee, that such Debentures have been deposited, which certificates will entitle the persons named therein to be present and vote at any such meeting, and at any adjournment thereof, and to appoint proxies to represent them and vote for them at any such meeting, and at any adjournment thereof, in the same way as if the persons so present and voting either personally or by proxy were the actual bearers of the Debentures in respect of which such certificates shall have been issued;

                  (ii) the voting by proxy by holders of registered Debentures and the form of instrument appointing proxies where authorized under such regulations and the manner in which the same shall be executed, and the production of the authority of any person signing on behalf of the giver of such proxy;

                  (iii) the lodging of such certificates and of the instruments appointing proxies at such place or places and in such custody as the Trustee directs and the time, if any, before the holding of the meeting or adjourned meeting by which the same shall be deposited; and

                  (iv) the forwarding by the custodian of particulars of such certificates and instruments appointing proxies by letter, cable, telegraph, radio or other means of electronic communication before the meeting to the Bank or to the Trustee or to the Chairman of the meeting and providing that certificates or instruments appointing proxies so lodged and particulars of which are forwarded in accordance with such regulations will confer the same right to vote as though the certificates or instruments themselves were produced at the meeting.

                  Any regulations so made shall be binding and effective and votes given in accordance therewith shall be valid and shall be counted. The Trustee may dispense with any such deposit and permit debentureholders to make proof of ownership in such other manner, if any, as the Trustee may approve. Save as aforesaid the only persons who shall be recognized at any meeting as the holders of Debentures or as entitled to vote or be present at the meeting in respect thereof shall be persons who produce unregistered Debentures at the meeting and the registered debentureholders.

         (m) PERSONS WHO MAY ATTEND MEETINGS. The Bank and the Trustee by their respective officers and directors may attend any meeting of debentureholders. The legal advisers of the Bank and of the Trustee may also attend any such meeting.

SECTION 15.02     POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

                  A meeting of the debentureholders shall, in addition to any Powers hereinbefore given, have the following powers, exercisable from time to time by extraordinary resolution only except where otherwise provided herein:

         (a) Power to sanction any scheme for the reconstruction or reorganization of the Bank or for the consolidation, amalgamation or merger of the Bank with any other bank or for the transfer of the undertaking and assets of the Bank as a whole or substantially as a whole, provided that no such sanction shall be necessary for a reconstruction, reorganization, consolidation, amalgamation, merger or transfer under the provisions of Article IX hereof;

         (b) Power to require the Trustee to exercise or refrain from exercising any of the powers conferred upon it by this trust indenture or to waive any default on the part of the Bank, upon such terms as may be decided upon;

         (c) Power to remove the Trustee from office and to appoint a new Trustee or Trustees;

         (d) Power to sanction any change whatsoever of any provision of the Debentures or of the coupons or of this trust indenture and any modification, alteration, abrogation, compromise or arrangement of or in respect of the rights of the debentureholders against the Bank or against its property, whether such rights shall arise under the provisions of this trust indenture or otherwise;

         (e) Power to sanction the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities of the Bank or of any corporation formed or to be formed;

         (f) Power to assent to any compromise or arrangement by the Bank with any creditor, creditors or class or classes of creditors or with the holders of any shares or securities of the Bank;

         (g) Power to authorize the Trustee, in the event of a curator or a liquidator being appointed, for and on behalf of the debentureholders, and in addition to any claim or debt proved or made for its own account as Trustee hereunder, to file and prove a claim or debt against the Bank and its property for an amount equivalent to the aggregate amount which may be payable in respect of the Debentures and vote such claim or debt at meetings of creditors and generally act for and on behalf of the debentureholders in such proceedings as such extraordinary resolution may provide;

         (h) Power to restrain any holder of any Debenture or coupon from taking or instituting any suit, action or proceeding for the purpose of realizing the security or for the execution of any trust or power hereunder or for the appointment of a liquidator, receiver, receiver and manager, or trustee in bankruptcy or to have the Bank wound up or for any other remedy hereunder and to direct such holder of any Debenture or coupon to waive any default or defaults by the Bank on which any suit or proceeding is founded;

         (i) Power, subject to the provisions of Section 11.04 hereof, to direct any debentureholder or debentureholders bringing any action, suit or proceeding and the Trustee to waive the default in respect of which such action, suit or other proceeding shall have been brought;

         (j) Power to assent to any modification of or change in or addition to or omission from the provisions contained in this trust indenture which shall be agreed to by the Bank and to authorize the Trustee to concur in and execute any indenture supplemental to this trust indenture, and embodying any such modification, change, addition or omission or any other deeds, documents or writings authorized by such extraordinary resolution;

         (k) Power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, and to direct the Trustee to exercise, on behalf of the debentureholders, such of the powers of the debentureholders as are exercisable by extraordinary or other resolution as shall be included in the resolution appointing the committee.

                  The foregoing powers shall be deemed to be several and cumulative and not dependent on each other and the exercise of any one or more of such powers, or any combination of such powers, from time to time, shall not be deemed to exhaust the rights of the debentureholders to exercise such power or powers, or combinations of powers, thereafter from time to time.

SECTION 15.03     EXTRAORDINARY RESOLUTION DEFINED

                  An extraordinary resolution, adopted in accordance with the provisions hereof, shall be binding upon all the debentureholders and upon each and every debentureholder and his respective heirs, executors, administrators, successors and assigns, whether present or absent, and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect thereto accordingly. The term "extraordinary resolution" when used herein, means (subject to the provisions of Section 15.06 hereof) a resolution adopted at a meeting of the holders of the Debentures then outstanding, duly convened and held in accordance with the provisions herein contained, upon a poll by the affirmative vote of not less than 66-2/3% of the votes given upon such poll. At a serial meeting such resolution must in addition receive the affirmative vote upon a poll of not less than 66-2/3% of the votes given by the holders of each series of Debentures or part thereof especially affected thereby.

                  Save as herein expressly otherwise provided, no action shall be taken at a meeting of the debentureholders which changes any provision of this trust indenture or changes or prejudices the exercise of any right of any debentureholder except by extraordinary resolution as hereinbefore provided or by resolution or written instrument as provided by Section 15.06 hereof.

SECTION 15.04     DECLARATION BY CHAIRMAN OF RESULT OF VOTE

                  At any meeting of the debentureholders, in cases where no poll is required or requested, a declaration made by the Chairman that a resolution has been carried, or carried by any particular majority, or lost, shall be conclusive evidence thereof.

SECTION 15.05     MINUTES

                  Minutes of all resolutions and proceedings at every such meeting, as aforesaid, shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Bank and any such minutes, as aforesaid, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings had, or by the Chairman of the next succeeding meeting of debentureholders, shall be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed and had.

SECTION 15.06     EXTRAORDINARY RESOLUTION BY SIGNED INSTRUMENT

                  Notwithstanding the foregoing provisions of this trust indenture, any resolution or instrument signed in one or more counterparts by the holders of not less than 66-2/3% of the aggregate principal amount of the Debentures then outstanding shall have the same force and effect as an extraordinary resolution duly passed by the debentureholders under the provisions of this Article XV with respect to extraordinary resolutions; provided that, where the matters contained in such resolution or instrument would, if contained in an extraordinary resolution adopted at a meeting, require such meeting to be considered as a serial meeting, such resolution or instrument shall also be signed by the holders of not less than 66-2/3% of the aggregate principal amount of the outstanding Debentures of each series or part thereof especially affected thereby as aforesaid.

SECTION 15.07     COMMITTEE FOR DEBENTUREHOLDERS

                  A resolution making any appointment of a committee pursuant to the provisions of subsection (k) of Section 15.02 may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the resolution appointing it and the members need not be themselves debentureholders. Every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all debentureholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith.

                                  ARTICLE XVI
                        ADMINISTRATION OF THE TRUSTS AND
                            PROTECTION OF THE TRUSTEE

SECTION 16.01

                  By way of supplement to the provisions of any statute of any of the provinces of Canada for the time being relating to trustees and in addition to any other provision of this trust indenture for the relief of the Trustee, it is expressly declared as follows, that is to say:

         (a) ADVICE OF EXPERTS. The Trustee may in relation to this trust indenture act on the opinion or advice of or information obtained from any counsel, auditor, valuer, or other expert, whether obtained by the Trustee or by the Bank or otherwise, but shall not be bound to act upon such opinion or advice and shall not be responsible for any loss occasioned by so acting or not acting, as the case may be, and may employ such assistance as may be necessary to the proper discharge of its duties and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid. Any such advice or opinion or information may be sent or obtained by letter, cable, telegraph, radio or other means of electronic communication, and the Trustee shall not be liable for acting on any advice, opinion or information, purporting to be conveyed by any such means, although the same shall contain some error or shall not be authentic.

         (b) RELY ON OFFICERS' CERTIFICATES. Except where some other mode of proof is required or permitted by this trust indenture, the Trustee shall be at liberty to accept an Officers' Certificate as to any statements of facts, as conclusive evidence of the truth of such statements and the Trustee shall be in no wise bound to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so.

         (c) ACCOUNTABLE FOR REASONABLE DILIGENCE. The Trustee shall only be accountable for reasonable diligence in the management of the trusts hereof and shall only be liable for its own wilful acts and defaults. The Trustee shall not be liable for any act or default on the part of any agent or co-trustee, or for having permitted any agent or co-trustee to receive and retain any moneys payable to the Trustee hereunder.

         (d) EMPLOY AGENTS. The Trustee may employ such agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder and shall not be responsible for any misconduct on the part of any such agents or other assistants, and may pay reasonable remuneration for all services performed for it in the discharge of the trusts hereof without taxation or any costs or fees of any counsel, solicitor or attorney and shall be entitled to receive reasonable remuneration for all services performed by it in the discharge of the trusts hereof and compensation for all disbursements, costs, liabilities and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof and all such remuneration, disbursements, costs, liabilities and expenses, and all remuneration and expenses incident to the preparation, execution and recording of this trust indenture or of any instrument ancillary or supplemental hereto and the preparation, execution and issue of the Debentures whether done or incurred at the request of the Trustee or the Bank shall bear interest at the rate of 5% per annum from the date of the same being incurred, expended or becoming due and shall be payable on demand.

         (e) PAYMENT OF COSTS. Wherever by this trust indenture the Trustee is authorized to employ or consult counsel, solicitors or attorneys and to pay costs, such costs need not be taxed unless the Trustee shall deem it necessary to tax the same, but may be fixed by the Trustee and paid as a lump sum. No costs paid by the Trustee under the provisions of this Section in good faith shall be disallowed in the taking of any accounts by reason only of the fact that such costs are greater than they might have been if taxed, or by reason of their not being taxed, but such costs paid by the Trustee shall, if not improperly incurred by it, be allowed and paid to the Trustee in priority to the Debentures. Without limiting the foregoing provisions, any and all costs taxed against the Bank may be taxed as between solicitor and client and not party and party, and shall be payable by the Bank accordingly. Any counsel, solicitors or attorneys employed or consulted by the Trustee may, but need not be, counsel, solicitors or attorneys for the Bank.

         (f) DISCRETION AS TO THE EXERCISE OF POWERS. The Trustee except as herein otherwise provided shall, as regards all the trusts, powers, authorities and discretions vested in it, have absolute and uncontrolled discretion as to the exercise thereof, whether in relation to the manner or as to the mode of and time for the exercise thereof, and, in the absence of fraud, it shall in no wise be responsible for any loss, costs, damages or inconveniences that may result from the exercise or non-exercise thereof.

         (g) TRUSTEE MAY DEAL IN DEBENTURES. The Trustee may buy, sell, lend upon and deal in the Debentures, either with the Bank or otherwise, and generally contract and enter into financial transactions with the Bank or otherwise, without being liable to account for any profits made thereby.

         (h) MAY DELEGATE POWERS. The Trustee may delegate to any bank or person the performance of any of the trusts and powers vested in it by this trust indenture, and any such delegation may be made upon such terms and conditions and subject to such regulations, not including, however, any power to sub-delegate, as the Trustee may think to be in the interests of the debentureholders.

         (i) TRUSTEE NOT BOUND TO ACT ON BANK'S REQUEST. The Trustee shall not be bound to act as hereinbefore provided in accordance with any direction or request of the Bank or of the directors until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be fully empowered to act and shall be fully protected from all liability in acting upon any instruments purporting to be proper certificates or copies of resolutions of the directors or shareholders and believed by the Trustee to be genuine.

         (j) TRUSTEE NOT RESPONSIBLE FOR VALIDITY OF TRANSFERS. Upon presentation by the Bank to the Trustee for transfer of any Debenture, the Trustee shall not be responsible for the validity of any such transfer or for compliance by the transferor with requirements prescribed by the Bank and/or any other transfer agent and upon presentation by the Bank of a cancelled Debenture with instructions as to the name of the transferee or transferees the Trustee may certify a new Debenture or Debentures in the same aggregate principal amount in the name of such transferee or transferees.

         (k) TRUSTEE NOT RESPONSIBLE FOR VALIDITY OF ACTIONS OF OFFICERS. The regularity and validity of all acts, consents, requests and directions of the directors or of any officer of the Bank shall be deemed for the protection of the Trustee to be conclusively proven by a certificate signed by any person being, or by the Trustee believed to be, the Secretary or the Chief Accountant or an Assistant Secretary or an Assistant Chief Accountant of, or the solicitor for, the Bank. The Trustee shall not be responsible for any error made, or act done by it, resulting from reliance upon the Bank's seal or upon the identity, official position or signature of any officer or director of the Bank, or of any person on whose signature the Trustee may be called upon to act or refrain from acting under this trust indenture.

SECTION 16.02     DOCUMENTS, CERTIFICATES, OPINIONS

                  Whenever it is required in this trust indenture that any certificate or opinion be signed by an accountant, counsel or other person acceptable to the Trustee, the acceptance by the Trustee of the certificate or opinion signed by such person shall be sufficient evidence that the signer is acceptable to the Trustee.

                  Any certificate or opinion of an officer of the Bank or an accountant or other expert may be based, in so far as it relates to legal matters, upon a certificate or opinion of or upon representations by Counsel, unless such officer, accountant or other expert knows that the certificate or opinion or representation with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

                  Any certificate or opinion of Counsel may be based, in so far as it relates to factual matters, information with respect to which is in possession of the Bank, upon the certificate or opinion of or representations by an officer or officers of the Bank, unless such Counsel knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

                  Counsel in giving any opinion hereunder may rely in whole or in part upon the opinion of other counsel provided that Counsel shall consider such other counsel as one upon whom he may properly rely.

                                  ARTICLE XVII
                     EVIDENCE OF RIGHTS OF DEBENTUREHOLDERS

SECTION 17.01

                  Any request, direction, notice, consent or other instrument which this trust indenture may require or permit to be signed or executed by the debentureholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such debentureholders in person or by attorney duly appointed in writing. Proof of the execution of any such request or other instrument or of a writing appointing any such attorney or (subject to the provisions of paragraph (1) of Section 15.01 hereof with regard to voting at meetings of debentureholders) of the holding by any person of Debentures or coupons shall be sufficient for any purpose of this trust indenture if made in the following manner:

         (a) The fact and date of the execution by any person of such request or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded at the place where such certificate is made, that the person signing such request or other instrument or writing acknowledged to him the execution thereof or by an affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate.

         (b) The fact of the holding by any person executing such request or other instrument of Debentures transferable by delivery and the amounts, designations and numbers thereof and the date of his holding the same may be proved by deposit of such Debentures with the Trustee or by a certificate executed by any bank, banker, trust company or other depositary satisfactory to the Trustee, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, certifying that on the date therein mentioned such person had on deposit with such depositary the Debentures designated in such certificate and that such Debentures will remain so deposited until the surrender or cancellation of the certificate. The Trustee may, nevertheless, in its discretion, require further proof in cases where it deems further proof desirable or may accept such other proof as it shall consider proper. The ownership of registered Debentures shall be proved by the registers hereinbefore mentioned. The Trustee shall not be bound to recognize any person as a holder of a Debenture transferable by delivery unless and until his title thereto is proved as hereinbefore provided in this Section or in such other manner as the Trustee may consider sufficient.

                                 ARTICLE XVIII
                             SUPPLEMENTAL INDENTURES

SECTION 18.01

                  From time to time the Bank and the Trustee may, when authorized by a resolution of the directors of the Bank, and, subject to the provisions of this indenture, they shall, when so directed by this indenture, execute, acknowledge and deliver by their proper officers deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) adding to the limitations or restrictions herein specified further limitations or restrictions, thereafter to be observed, upon the amount, dates of maturity, issue or the purposes of the issue of Debentures hereunder, provided that the Trustee shall be of opinion that such further limitations or restrictions shall not be prejudicial to the interests of the debentureholders;

         (b) adding to the covenants of the Bank herein contained for the protection of the holders of the Debentures and/or providing for events of default in addition to those herein specified;

         (c) making such provisions not inconsistent with this indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debentures or coupons which do not affect the substance thereof and which, in the opinion of the Trustee, it may be expedient to make, provided that the Trustee shall be of opinion that such provisions and modifications will not be prejudicial to the interests of the debentureholders;

         (d) providing for the issue of Debentures of any one or more series other than or in addition to the Debentures of the 1987 Series;

         (e) evidencing the succession, or successive successions of other corporations to the Bank and the covenants of and obligations assumed by any such successor in accordance with the provisions of this indenture;

         (f) for any other purpose not inconsistent with the terms of this indenture.

The Trustee may also without the consent or concurrence of the debentureholders by supplemental indenture or otherwise concur with the Bank in making any changes or corrections in this indenture as to which it shall have been advised by Counsel that the same are verbal corrections or changes or are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omission or mistake or manifest error contained herein.

                                  ARTICLE XIX
                         ACCEPTANCE OF TRUSTS BY TRUSTEE

SECTION 19.01

                  The Trustee hereby accepts the trusts in this trust indenture declared and provided and agrees to perform the same upon the terms and conditions hereinbefore set forth.

                                   ARTICLE XX
                                  COUNTERPARTS

SECTION 20.01

                  This trust indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute the one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of the 2nd day of May, 1967.

                  IN WITNESS WHEREOF the parties hereto have executed this indenture under their respective corporate seals and the hands of their proper officers duly authorized in that behalf.

                                THE TORONTO-DOMINION BANK


                                By:_____________________________________________
WITNESS:                             (Signed)       R.M. Thomson
                                                   Deputy Chief General Manager


(Signed) L.C. Barrett              _____________________________________________
                                     (Signed)       J.C. Eaton
                                                    Secretary


                                CANADA PERMANENT TRUST COMPANY


                                By:_____________________________________________
WITNESS:                             (Signed)       D.G. Neelands
                                                    Deputy General Manager


(Signed) J.R. Young                _____________________________________________
                                     (Signed)       R.A. Parker
                                                    Secretary

                               THE FIRST SCHEDULE

                  Referred to in the within trust indenture made as of May 2, 1967 between The Toronto-Dominion Bank and Canada Permanent Trust Company, as Trustee.

                      FORM OF COUPON BEARER 1987 DEBENTURE

                THIS IS NOT AN INSURED DEPOSIT AS DEFINED BY THE
                      CANADA DEPOSIT INSURANCE CORPORATION

No.                                                                            $
    -----------------
                            THE TORONTO-DOMINION BANK

                     Chartered under the Bank Act of Canada

                                  6% DEBENTURE

                                 Due May 2, 1987

         FOR VALUE RECEIVED, THE TORONTO-DOMINION BANK (hereinafter called the "Bank") acknowledges itself indebted and hereby promises to pay to the bearer hereof on May 2, 1987 or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Trust Indenture hereinafter mentioned, on presentation and surrender of this
Debenture, the sum of      DOLLARS ($    ) in lawful money of Canada at any
branch in Canada of The Toronto-Dominion Bank at the option of the holder, together with such further sum, if any, as may be payable by way of premium, and to pay interest on the principal amount hereof from May 2, 1967 at the rate of 6% per annum payable half-yearly in like money at any one of the said branches of the Bank, at the option of the holder, on May 2 and November 2 in each year upon presentation and surrender of the respective interest coupons hereto annexed as they severally become due; and should the Bank at any time make default in the payment of any principal, premium or interest, to pay interest on the amount in default at the same rate, in like money, at any of the said places, at the option of the holder, and half-yearly on the same dates. Interest so payable on overdue interest shall be paid to the holder of the coupon representing such overdue interest or, if there be no coupon representing the same, to the holder of this Debenture.

         This Debenture is one of a series, designated 6% Debentures due May 2, 1987 (herein called the "1987 Debentures") of the Debentures issued and to be issued under a Trust Indenture (herein called the "Trust Indenture") made as of May 2, 1967 between the Bank and Canada Permanent Trust Company, as Trustee. Reference is hereby made to the Trust Indenture and all instruments supplemental thereto or in implement thereof for the terms and conditions upon which the Debentures are issued or may be issued, and held, the nature and extent of the rights of the holders of Debentures issued and to be issued thereunder and of the Bank and of the Trustee, all to the same effect as if the provisions of the Trust Indenture and all instruments supplemental thereto were herein set forth, to all of which provisions the holder of this Debenture by acceptance hereof assents.

         The aggregate principal amount of Debentures which maybe issued under the Trust Indenture is unlimited. Debentures to the aggregate principal amount of $12,500,000 in lawful money of Canada have been authorized for immediate issue as 6% Debentures due May 2, 1987, of which this is one, and additional Debentures may be issued from time to time in accordance with the terms and conditions set forth in the Trust Indenture.

         This Debenture may be exchanged for an equal aggregate principal amount of 1987 Debentures in coupon bearer or fully registered form in any authorized denomination or denominations subject to the conditions and upon payment of the charges prescribed in the Trust Indenture.

         The payment of the principal of and the premium, if any, and interest on this Debenture is expressly subordinated as provided in the Trust Indenture to the prior payment in full of the deposit liabilities of the Bank and of all other Senior Indebtedness (as defined in the Trust Indenture) of the Bank, whether now outstanding or hereafter incurred, and by the acceptance of this Debenture the holder hereof agrees expressly, for the benefit of present and future holders of deposit liabilities and of other Senior Indebtedness, to be bound by the provisions of the Trust Indenture.

         This Debenture is a direct obligation of the Bank but it is not secured by any mortgage, pledge or charge.

         This Debenture may be redeemed by the Bank, at its option, at any time after May 2, 1972 and before maturity, on not less than 30 days prior notice, on the terms and conditions set forth in the Trust Indenture, at (if redeemed otherwise than for sinking fund purposes) the principal amount hereof plus a premium of 4.875% of such principal amount if redeemed before May 2, 1973, such premium thereafter decreasing by .375 of 1% of such principal amount for each 12 month period commenced or elapsed on or after May 2, 1973 to the date specified for redemption, up to May 1, 1985, after which there will be no premium, together in each case with accrued interest to the date fixed for redemption, provided that the Bank is not entitled, under the terms of the Trust Indenture, to redeem 1987 Debentures (otherwise than for sinking fund purposes) in whole or in part prior to May 2, 1979, as part of or in anticipation of any refunding operation involving an issue of bank debentures (as defined in the Trust Indenture) which have an interest rate or cost to the Bank of less than 6% per annum. If this Debenture is called for redemption and payment hereof duly provided for, interest shall cease to accrue hereon from the date specified for redemption as provided in the Trust Indenture. The right is also reserved to the Bank subject to the terms and conditions set forth in the Trust Indenture to purchase any of the 1987 Debentures in the market or by private contract.

         This Debenture is also entitled to the benefits of and is subject to redemption through the operation of the sinking fund provided for by the Trust Indenture for the 1987 Debentures. If this Debenture is called for redemption through the operation of such sinking fund, it shall be redeemable at the principal amount hereof together with interest on such principal amount accrued and unpaid to the date specified for redemption.

         The principal of this Debenture may also become or be declared due before regular maturity on the conditions, in the manner, with the effect and at the time set forth in the Trust Indenture.

         The Trust Indenture contains provisions for holding meetings of debentureholders and for making binding upon all debentureholders extraordinary resolutions passed at such meetings in accordance with such provisions and resolutions or instruments in writing signed by the holders of a specified majority of the Debentures outstanding.

         This Debenture shall pass by delivery.

         This Debenture shall not become obligatory for any purpose until certified by the Trustee for the time being under the Trust Indenture.

         IN WITNESS WHEREOF THE TORONTO-DOMINION BANK has caused its corporate seal to be hereunto affixed and this Debenture to be signed by its President and its Secretary as of May 2, 1967.

                            THE TORONTO-DOMINION BANK

                             By:
                                  -----------------------
                                  President


                                  -----------------------
                                  Secretary


                              TRUSTEE'S CERTIFICATE

         This Debenture is one of the 6% Debentures due May 2, 1987 referred to in the Trust Indenture within mentioned.

         Date of certification:

                             CANADA PERMANENT TRUST COMPANY,
                             Trustee

                             By:
                                  -----------------------
                                  Authorized Officer

                             FORM OF INTEREST COUPON

$                                                                Coupon No._____


         THE TORONTO-DOMINION BANK will pay to the bearer on the 2nd day of    ,
19  the sum of $     in lawful money of Canada at any branch of The
Toronto-Dominion Bank in Canada, at the holder's option, being one-half
year's interest on its 6% Debenture due May 2, 1987 No.      unless said
Debenture shall have been previously called for redemption and payment thereof duly provided for.

                                                     ---------------------------
                                                     Chief Accountant

                     FORM OF FULLY REGISTERED 1987 DEBENTURE

                THIS IS NOT AN INSURED DEPOSIT AS DEFINED BY THE
                      CANADA DEPOSIT INSURANCE CORPORATION

No._________                                                                   $
                            THE TORONTO-DOMINION BANK

                     Chartered under the Bank Act of Canada

                                  6% DEBENTURE

                                 Due May 2, 1987

         FOR VALUE RECEIVED, THE TORONTO-DOMINION BANK (hereinafter called the "Bank") acknowledges itself indebted and hereby promises to pay
to      on May 2, 1987 or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Trust Indenture hereinafter mentioned, on presentation and surrender of this Debenture, the
sum of      DOLLARS ($    ) in lawful money of Canada at any branch in Canada
of The Toronto-Dominion Bank at the option of the holder, together with such further sum, if any, as may be payable by way of premium, and to pay interest on the principal amount hereof from May 2, 1967 or from the last interest payment date on which interest has been paid or made available for payment on the outstanding 1987 Debentures, whichever is later, at the rate of 6% per annum payable half-yearly in like money at any one of the said branches of the Bank, at the option of the holder, on May 2 and November 2 in each year, and should the Bank at any time make default in the payment of any principal, premium or interest, to pay interest on the amount in default at the same rate, in like money, at any of the said places, at the option of the holder, and half-yearly on the same dates.

         As the interest on this Debenture matures (except interest payable at maturity or on redemption, which shall be paid upon presentation and surrender of this Debenture) the Bank, at least three days prior to each date on which interest on this Debenture becomes due, shall forward or cause to be forwarded by prepaid post, to the holder for the time being, or, in the case of joint holders, to one of such joint holders, at his registered address, a warrant or cheque for such interest (less any tax required to be deducted) payable to the order of such holder or holders and negotiable at par at each of the places at which interest upon this Debenture is payable. The forwarding of such warrant or cheque, as the case may be, shall satisfy and discharge the liability for interest upon this Debenture to the extent of the sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such warrant or cheque be not paid on presentation, provided that in the event of the non-receipt, loss or destruction of such warrant or cheque and upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, the Bank shall issue to such person a replacement warrant or cheque for the amount of such warrant or cheque.

         This Debenture is one of a series, designated 6% Debentures due May 2, 1987 (herein called the "1987 Debentures"), of the Debentures issued and to be issued under a Trust Indenture (herein called the "Trust Indenture") made as of May 2, 1967 between the Bank and Canada Permanent Trust Company, as Trustee. Reference is hereby made to the Trust Indenture and all instruments supplemental thereto or in implement thereof for the terms and conditions upon which the Debentures are issued or may be issued, and held, the nature and extent of the rights of the holders of Debentures issued and to be issued thereunder and of the Bank and of the Trustee, all to the same effect as if the provisions of the Trust Indenture and all instruments supplemental thereto were herein set forth, to all of which provisions the holder of this Debenture by acceptance hereof assents.

         The aggregate principal amount of Debentures which may be issued under the Trust Indenture is unlimited. Debentures to the aggregate principal amount of $12,500,000 in lawful money of Canada have been authorized for immediate issue as 6% Debentures due May 2, 1987, of which this is one, and additional Debentures may be issued from time to time in accordance with the terms and conditions set forth in the Trust Indenture.

         This Debenture may be exchanged for an equal aggregate principal amount of 1987 Debentures in coupon bearer or fully registered form in any authorized denomination or denominations subject to the conditions and upon payment of the charges prescribed in the Trust Indenture.

         The payment of the principal of and premium, if any, and interest on this Debenture is expressly subordinated as provided in the Trust Indenture to the prior payment in full of the deposit liabilities of the Bank and of all other Senior Indebtedness (as defined in the Trust Indenture) of the Bank whether now outstanding or hereafter incurred, and by the acceptance of this Debenture the holder hereof agrees expressly, for the benefit of present and future holders of deposit liabilities and of other Senior Indebtedness, to be bound by the provisions of the Trust Indenture.

         This Debenture is a direct obligation of the Bank but it is not secured by any mortgage, pledge or charge.

         This Debenture may be redeemed by the Bank, at its option, at any time after May 2, 1972 and before maturity, on not less than 30 days prior notice, on the terms and conditions set forth in the Trust Indenture, as (if redeemed otherwise than for sinking fund purposes) the principal amount hereof plus a premium of 4.875% of such principal amount if redeemed before May 2, 1973, such premium thereafter decreasing by .375 of 1% of such principal amount for each 12 month period commenced or elapsed on or after May 2, 1973 to the date specified for redemption, up to May 1, 1985, after which there will be no premium, together in each case with accrued interest to the date fixed for redemption, provided that the Bank is not entitled, under the terms of the Trust Indenture, to redeem 1987 Debentures (otherwise than for sinking fund purposes) in whole or in part prior to May 2, 1979, as part of or in anticipation of any refunding operation involving an issue of bank debentures (as defined in the Trust Indenture) which have an interest rate or cost to the Bank of less than 6% per annum. If this Debenture is called for redemption and payment hereof duly provided for, interest shall cease to accrue hereon from the date specified for redemption as provided in the Trust Indenture. The right is also reserved to the

Bank subject to the terms and conditions set forth in the Trust Indenture to purchase any of the 1987 Debentures in the market or by private contract. This Debenture is also entitled to the benefits of and is subject to redemption through the operation of the sinking fund provided for by the Trust Indenture for the 1987 Debentures. If this Debenture is called for redemption through the operation of such sinking fund, it shall be redeemable at the principal amount hereof together with interest on such principal amount accrued and unpaid to the date specified for redemption.

         The principal of this Debenture may also become or be declared due before regular maturity on the conditions, in the manner, with the effect and at the time set forth in the Trust Indenture.

         The Trust Indenture contains provisions for holding meetings of debentureholders and for making binding upon all debentureholders extraordinary resolutions passed at such meetings in accordance with such provisions and resolutions or instruments in writing signed by the holders of a specified majority of the Debentures outstanding.

         No transfer of this Debenture shall be valid unless this Debenture shall have been surrendered at one of the transfer offices to be kept at the head office of the Bank in Toronto and at the principal office of the Bank in Montreal, Winnipeg, Edmonton and Vancouver, Canada, and at such other place or places, if any, as the Bank with the approval of the Trustee may designate, with the form of transfer endorsed on the reverse hereof duly executed by the registered holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by instrument in writing in form and execution satisfactory to the Bank, or accompanied by a written instrument or instruments in form satisfactory to the Bank and duly executed as aforesaid, upon compliance with such reasonable requirements as the Bank may prescribe. Upon such surrender, the Bank shall execute and the Trustee shall certify and the Bank shall deliver in the name of the transferee or transferees a new Debenture for the same aggregate principal amount. The person in whose name this Debenture shall be registered shall be deemed the owner hereof for all purposes of the Trust Indenture and payment of or on account of the principal of and premium, if any, and interest hereon shall be made only to or upon the order in writing of such registered holder.

         This Debenture shall not become obligatory for any purpose until certified by the Trustee for the time being under the Trust Indenture.

         IN WITNESS WHEREOF THE TORONTO-DOMINION BANK has caused its corporate seal to be hereunto affixed and this Debenture to be signed by its President and its Secretary as of May 2, 1967.

                            THE TORONTO-DOMINION BANK

                            By:
                                    ----------------------
                                    President


                                    ----------------------
                                    Secretary

                              TRUSTEE'S CERTIFICATE

         This Debenture is one of the 6% Debentures due May 2, 1987 referred to in the Trust Indenture within mentioned.

         Date of certification:

                                                 CANADA PERMANENT TRUST COMPANY,
                                                 Trustee

                                                 By:
                                                      --------------------------
                                                      Authorized Officer


                            THE TORONTO-DOMINION BANK

                         Form of Transfer of Debentures

The undersigned
                ----------------------------------------------------------------
hereby sells, assigns and transfers unto                           of*
                                         -------------------------     ---------

--------------------------------------------------------------------------------

the within 6% Debenture due May 2, 1987 and hereby irrevocably authorizes and directs The Toronto-Dominion Bank to transfer and set over the said Debenture on the registers of the said 6% Debentures due May 2, 1987 to the above-named transferee.

         Dated at          the      day of                    , 19   .
                  --------     ----        ------------------
Witness:


-------------------------------------------          ---------------------------
***Signature of Transferor is guaranteed by          **Signature of Transferor

------------------
*       The exact post office address.

** The signature must correspond with the name of the registered owner as shown on the Debenture in every particular, without alteration or enlargement.

*** The signature of transferor must be guaranteed by a Canadian chartered bank or other financial institution acceptable to The Toronto-Dominion Bank.

CANADA                     )
                           )
PROVINCE OF ONTARIO        )
TO WIT:                    )



I, Leslie Charles Barrett, of the City of Toronto in the Province of Ontario, One of Her Majesty's Counsel, make oath and say:

1. THAT I am an officer holding the office of Assistant General Manager and General Counsel of The Toronto-Dominion Bank, the Party of the First Part named in the annexed Trust Indenture made by The Toronto-Dominion Bank to Canada Permanent Trust Company and am aware of the circumstances connected with the transaction and have a personal knowledge of the facts herein deposed to.

2. THAT I was personally present and did see the within Trust Indenture signed, sealed and executed by The Toronto-Dominion Bank under its corporate seal and under the hands of Richard Murray Thomson and John Cameron Eaton, its authorized officers.

3. THAT I know personally the said Richard Murray Thomson and John Cameron Eaton and know them to be a Deputy Chief General Manager and the Secretary, respectively, of The Toronto-Dominion Bank and the signatures "R. M. Thomson" and "J. C. Eaton" subscribed to the said Trust Indenture at the foot or end thereof were subscribed thereto by them respectively in my presence and are in the true and proper handwriting of the said Richard Murray Thomson and John Cameron Eaton.

4. THAT the signature "L. C. Barrett" set and subscribed as a witness to the execution of the said instrument by The Toronto-Dominion Bank is of the proper handwriting of me, this deponent.

5. THAT the said instrument was executed by The Toronto-Dominion Bank at the City of Toronto, in the Province of Ontario, on the 1st day of May, 1967.

SWORN before me at the City of Toronto, in       )
the County of York, in the Province of           )
Ontario, this 1st day of May, 1967.              )
                                                 )
                                                 )   ---------------------------
                                                 )   (Signed) Leslie C. Barrett
(Signed) John H. C. Clarry                       )
-----------------------------------------        )
A Commissioner in and for the Province of        )
Ontario                                          )

CANADA                     )
                           )
PROVINCE OF ONTARIO        )
                TO WIT:    )


         I, John Ross Young, of the City of Toronto, in the Province of Ontario, Solicitor, make oath and say:

1. THAT I am the corporate trust officer of Canada Permanent Trust Company, the Party of the Second Part named in the annexed Trust Indenture made by The Toronto-Dominion Bank to Canada Permanent Trust Company and am aware of the circumstances connected with the transaction and have a personal knowledge of the facts herein deposed to.

2. THAT I was personally present and did see the within Trust Indenture signed, sealed and executed by Canada Permanent Trust Company under its corporate seal and under the hands of Donald Grant Neelands and Ronald Alexander Parker, its authorized officers.

3. THAT I know personally the said Donald Grant Neelands and Ronald Alexander Parker and know them to be the duly authorized officers of Canada Permanent Trust Company and the signatures "D. G. Neelands" and "R. A. Parker" subscribed to the said Trust Indenture at the foot or end thereof were subscribed thereto by them respectively in my presence and are in the true and proper handwriting of the said Donald Grant Neelands and Ronald Alexander Parker.

4. THAT the signature "J. R. Young" set and subscribed as a witness to the execution of the said instrument by Canada Permanent Trust Company is of the proper handwriting of me, this deponent.

5. THAT the said instrument was executed by Canada Permanent Trust Company at the City of Toronto, in the Province of Ontario, on the 1st day of May, 1967.

6. THAT Canada Permanent Trust Company is a corporation duly licensed or registered under The Loan and Trusts Corporation Act of the Province of Ontario.


SWORN before me at the City of Toronto, in       )
the County of York, in the Province of           )
Ontario, this 1st day of May, 1967.              )
                                                 )
                                                 )   ---------------------------
                                                 )   (Signed) J. R. Young
(Signed) P. G. Beattie                           )
-----------------------------------------        )
A Commissioner in and for the Province of        )
Ontario                                          )

                          SUPPLEMENTAL TRUST INDENTURE

                                     Between

                            THE TORONTO DOMINION BANK

                                       and

                        MONTREAL TRUST COMPANY OF CANADA
                       COMPAGNIE MONTREAL TRUST DU CANADA

                                       and

                            THE CANADA TRUST COMPANY
                             LA SOCIETE CANADA TRUST

 ------------------------------------------------------------------------------

          Providing for the resignation and replacement of the Trustee

 ------------------------------------------------------------------------------

                     Bearing formal date of January 9, 1989

          THIS SUPPLEMENTAL TRUST INDENTURE executed at the City of Toronto in the Province of Ontario this 9th day of January, 1989.

BY AND BETWEEN:                         THE TORONTO DOMINION BANK (hereinafter
                                        called the "Company"), a company duly
                                        incorporated  under the laws of Canada,
                                        having its registered office in the
                                        City of Toronto, in the Province of
                                        Ontario.

                                                        PARTY OF THE FIRST PART

AND: MONTREAL TRUST COMPANY OF CANADA - COMPAGNIE MONTREAL TRUST DU CANADA, a company duly incorporated as a trust company, having its head office in the City of Montreal (hereinafter referred to as "MTCC").

                                                       PARTY OF THE SECOND PART

AND: THE CANADA TRUST COMPANY - LA SOCIETE CANADA TRUST, a company duly incorporated under the laws of Canada, having its head office in the City of London, in the Province of Ontario (hereinafter referred to as "CTC").

                                                        PARTY OF THE THIRD PART

          WHEREAS by Trust Indenture (hereinafter referred to as the "Principal Trust Indenture"), bearing formal date of May 2, 1967 and executed by the Company in favour of CTC, (formerly CANADA PERMANENT TRUST COMPANY) as trustee, provision was made for the issue by the Company from time to time under the Principal Trust Indenture and under any Indentures which might thereafter be executed in supplement thereof (which Principal Trust Indenture and any and all Indenture supplemental thereto are herein sometimes collectively referred to as the "Trust Indenture") of securities of the Company without limit as to aggregate principal amount subject to the terms and conditions contained in the Trust Indenture.

          WHEREAS by agreement between MTCC and CTC and subject to acceptance by the Company and CTC jointly, CTC has agreed to transfer to MTCC the appointment as trustee under the Trust Indenture.

          WHEREAS to give effect to the foregoing CTC desires, in accordance with the provisions of Section 12.01 of the Principal Trust Indenture, to resign as Trustee under the Trust Indenture and to be discharged from the trusts thereof and the Company and CTC are prepared to accept such resignation and appoint MTCC as the successor Trustee and MTCC is willing to accept such appointment and represents that it has the qualifications for a new Trustee required by Section 12.01 of the Principal Trust Indenture; and

          WHEREAS the parties wish to execute this Supplemental Trust Indenture for the purpose of providing for the resignation of CTC as Trustee and for its replacement by MTCC.

          NOW, THEREFORE, these presents witness that the parties hereto have agreed and do hereby agree together as follows:


                                   SECTION 1
                     Resignation and Replacement of Trustee

1.1 Pursuant to Section 12.01 of the Principal Trust Indenture, CTC hereby resigns as Trustee under the Trust Indenture and is hereby discharged from the trusts of the Trust Indenture, such resignation to become effective January 9, 1989.

1.2 The Company and CTC hereby appoint MTCC as successor Trustee under the Trust Indenture in the place and stead of CTC and with like effect as if originally named as Trustee under the Trust Indenture, such appointment to become effective January 9, 1989 and MTCC hereby accepts such appointment.

1.3 CTC hereby assigns and transfers to MTCC, upon the trusts expressed in the Trust Indenture, all the rights, powers and trusts of CTC under the Trust Indenture and hereby assigns, transfers and delivers all property and money held by it thereunder to MTCC as successor Trustee and MTCC hereby accepts such assignment, transfer and delivery, the whole to become effective January 9, 1989.

1.4 The parties hereto agree to sign, execute and deliver all such documents and instruments and do such other acts as may be necessary or advisable to give effect to the assignment, transfer and delivery referred to in Section 1.3 hereof.


                                   SECTION 2
                    Declaration and Interpretative Provisions

2.1 This indenture is declared to be supplemental to the Principal Trust Indenture and is to form part of and shall have the same effect as though incorporated in the Principal Trust Indenture. The Principal Trust Indenture is a part of these presents and is, by this reference, included herein with the same effect as though at length set forth herein. In these presents, unless there is something in the subject or context inconsistent therewith the expressions herein used shall have the same meaning as corresponding expressions used in the Trust Indenture and all the provisions of the Trust Indenture, except only so far as may be inconsistent with the express provisions of these presents, shall apply to and have effect in connection with this Indenture.

                                   SECTION 3
                               Acceptance of Trust

3.1 MTCC as successor Trustee hereby accepts the trusts in the Trust Indenture declared and provided and agrees to perform the same upon the terms and conditions herein and in the Trust Indenture set forth.


                                    SECTION 4
                                   Formal Date

4.1 For the purpose of convenience, this Indenture may be referred to as bearing formal date of January 9, 1989, irrespective of the actual date of the execution hereof.

          IN WITNESS WHEREOF the parties hereto have executed this Indenture.

Signed, Sealed and Delivered in the presence of:


(Seal)                THE TORONTO DOMINION BANK

                      Per:             "R. Bumstead"
                          -----------------------------------------------------

                                        R. Bumstead

(Seal)                MONTREAL TRUST COMPANY OF CANADA -
                      COMPAGNIE MONTREAL TRUST DU CANADA

                      Per:              "Authorized Signatory"
                          -----------------------------------------------------
                                        "Authorized Signatory"
                          -----------------------------------------------------


(Seal)                THE CANADA TRUST COMPANY - LA SOCIETE CANADA TRUST

                      Per:              "Authorized Signatory"
                          -----------------------------------------------------
                                        "Authorized Signatory"
                          -----------------------------------------------------

                            DATED AS OF JULY 19, 2001


                            THE TORONTO-DOMINION BANK


                                     - and -


                        MONTREAL TRUST COMPANY OF CANADA


                                     - and -


                      COMPUTERSHARE TRUST COMPANY OF CANADA


     ---------------------------------------------------------------------

                   TWENTY-SEVENTH SUPPLEMENTAL TRUST INDENTURE

     ---------------------------------------------------------------------


                              McCARTHY TETRAULT LLP

          THIS TWENTY-SEVENTH SUPPLEMENTAL TRUST INDENTURE made as of the 19th day of July, 2001.

BETWEEN: THE TORONTO-DOMINION BANK, a Canadian chartered bank (hereinafter referred to as the "Bank").

                                                        PARTY OF THE FIRST PART

AND: MONTREAL TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada (hereinafter referred to as "Montreal Trust").

                                                       PARTY OF THE SECOND PART

AND: COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada (hereinafter referred to as "Computershare").

                                                        PARTY OF THE THIRD PART

          WHEREAS by trust indenture (hereinafter referred to as the "Principal Trust Indenture"), bearing formal date of May 2, 1967 and executed by the Bank in favour of The Canada Trust Company, (formerly Canada Permanent Trust Company) as trustee, provision was made for the issue by the Bank from time to time under the Principal Trust Indenture and under any indentures which might thereafter be executed in supplement thereof (which Principal Trust Indenture and any and all indentures supplemental thereto are herein sometimes collectively referred to as the "Trust Indenture") of subordinated indebtedness of the Bank without limit as to aggregate principal amount subject to the terms and conditions contained in the Trust Indenture;

          AND WHEREAS pursuant to a supplemental trust indenture bearing formal date of January 9, 1989 and executed by the Bank, Montreal Trust and The Canada Trust Company, The Canada Trust Company resigned as trustee under the Trust Indenture and Montreal Trust was appointed as successor trustee under the Trust Indenture in the place and stead of The Canada Trust Company;

          AND WHEREAS Computershare and Montreal Trust represent that Computershare acquired the stock transfer and corporate trust businesses of Montreal Trust pursuant to an Asset Purchase Agreement dated as of June 30, 2000, and pursuant thereto Montreal Trust has agreed to transfer to Computershare the appointment as trustee under the Trust Indenture, subject to the agreement of the Bank;

          AND WHEREAS to give effect to the foregoing, Montreal Trust desires, in accordance with Section 12.01 of the terms of the Principal Trust Indenture, to resign as trustee thereunder and to be discharged from the trusts thereof, and to transfer to Computershare all of its rights, powers and trusts under the Trust Indenture;

          AND WHEREAS the Bank is prepared to accept such resignation and to appoint Computershare as the successor trustee, and Computershare is prepared to accept such appointment;

          AND WHEREAS the parties wish to execute this Supplemental Trust Indenture for the purpose of providing for the resignation of Montreal Trust as trustee and for its replacement by Computershare, such resignation and replacement to take effect as of the formal date hereof (hereinafter, the "Transfer Date");

          NOW, THEREFORE, THIS TWENTY-SEVENTH SUPPLEMENTAL TRUST INDENTURE WITNESSES THAT IN CONSIDERATION OF THE PREMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED BY THE PARTIES HERETO, THE PARTIES COVENANT AND AGREE AS FOLLOWS:


                                   SECTION 1
                     RESIGNATION AND REPLACEMENT OF TRUSTEE

1.1 Pursuant to Section 12.01 of the Principal Trust Indenture, Montreal Trust hereby resigns as trustee under, and is hereby discharged from the trusts of, the Trust Indenture, effective as of the Transfer Date.

1.2 The Bank hereby appoints Computershare as successor trustee under the Trust Indenture in the place and stead of Montreal Trust and with like effect as if originally named as trustee under the Trust Indenture, effective as of the Transfer Date, and Computershare hereby accepts such appointment. The parties hereby agree that Montreal Trust shall not be responsible for any liabilities that may arise pursuant to Computershare's administration of the trusteeship after the Transfer Date. For greater certainty, however, nothing in this Supplemental Trust Indenture shall in any way release Montreal Trust from or affect its liabilities, duties or obligations under the Trust Indenture arising prior to the Transfer Date.

1.3 Montreal Trust hereby transfers and assigns to Computershare, upon the trusts expressed in the Trust Indenture, all of its rights, powers and trusts as trustee under the Trust Indenture, effective as of the Transfer Date.

1.4 Computershare hereby represents that it meets all of the qualifications required for a new trustee under Section 12.01 of the Principal Trust Indenture.

1.5 Montreal Trust agrees to transfer and deliver to Computershare, and Computershare agrees to accept, any and all records, documents, monies and other property that may be held by Montreal Trust in connection with the Trust Indenture. Such transfers, deliveries and acceptances shall be made as soon as practicable upon, after, or in anticipation of, the Transfer Date as may be agreed between such parties.

                                    SECTION 2
                               ACCEPTANCE OF TRUST

2.1 Computershare as successor trustee hereby accepts the trusts in the Trust Indenture declared and provided and agrees to perform the same upon the terms and conditions herein and in the Trust Indenture set forth.


                                    SECTION 3
                                  MISCELLANEOUS

3.1 Notwithstanding any of the foregoing, the resignation, discharge, appointment, transfers, assignments and other agreements provided for herein will not be effective unless this Supplemental Trust Indenture has been executed by all of the parties hereto, whether upon the original instrument, by facsimile or in counterparts, or any combination thereof.

3.2 Any notice provision in the Trust Indenture specifying the address of the trustee is hereby amended to record the trustee's address as:

                  Computershare Trust Company of Canada
                  100 University Avenue
                  Toronto, Ontario
                  M5J 2Y1

                  Attention:        Manager, Corporate Trust

                  Facsimile:        (416) 981-9777

3.3 Each party hereto agrees to execute and deliver all such documents and instruments and do such other acts as may be necessary or advisable to give effect to the terms hereof.

3.4 This Supplemental Trust Indenture is supplemental to the Trust Indenture and shall be read in conjunction therewith. Except only insofar as the same may be inconsistent with the express provisions of this Supplemental Trust Indenture, all the provisions of the Trust Indenture shall apply to and shall have effect in the same manner as if they and the provisions of this Supplemental Trust Indenture were contained in one instrument.

3.5 This Supplemental Trust Indenture shall enure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

3.6 This Supplemental Trust Indenture shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

                                    SECTION 4
                                   FORMAL DATE

4.1 For purposes of convenience, this Supplemental Trust Indenture may be referred to as bearing formal date of July 19, 2001, irrespective of the actual date of execution hereof.

          IN WITNESS WHEREOF this Supplemental Trust Indenture has been duly executed by the parties hereto.


                      THE TORONTO-DOMINION BANK


                      By:            "Peter J. Aust"
                         ------------------------------------------------------
                         Name:      Peter J. Aust
                         Title:     Vice President, Capital Finance



                      MONTREAL TRUST COMPANY OF CANADA


                      By:           "Emilia Casado"
                         ------------------------------------------------------
                         Name:  Emilia Casado
                         Title: Trust Officer


                      By:           "Laura Stevenson"
                         ------------------------------------------------------
                         Name:  Laura Stevenson
                         Title: Trust Officer


                      COMPUTERSHARE TRUST COMPANY OF CANADA



                      By:           "Emilia Casado"
                         ------------------------------------------------------
                         Name:  Emilia Casado
                         Title: Trust Officer



                      By:           "Laura Stevenson"
                         ------------------------------------------------------
                         Name:  Laura Stevenson
                         Title: Trust Officer